Exhibit 99.2

SL Green Realty Corp.

Third quarter

Supplemental Data

September 30, 2011

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust, or REIT, that primarily acquires, owns, manages, leases and repositions office properties in emerging, high-growth submarkets of Manhattan.

•                  SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

•                  SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found.  Such information is not incorporated into this supplemental financial package.  This supplemental financial package is available through the Company’s internet site.

•                  This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings.  The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings.  As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-216-1601.

Forward-looking Statement

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical facts included in this press release are forward-looking statements.  All forward-looking statements speak only as of the date of this press release.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of the Company to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements.  Such risks, uncertainties and other factors relate to, among others, the strength of the commercial office real estate markets in the New York metro area, reduced demand for office space, unanticipated increases in financing and other costs, competitive market conditions, unanticipated administrative costs, divergent interests from or the financial condition of our joint venture partners, timing of leasing income, general and local economic conditions, interest rates, capital market conditions, tenant bankruptcies and defaults, the availability and cost of comprehensive insurance, including coverage for terrorist acts, environmental, regulatory and/or safety requirements, and other factors, all of which are beyond the Company’s control.  Additional information or factors that could affect the Company and the forward-looking statements contained herein are included in the Company’s filings with the Securities and Exchange Commission.

The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended September 30, 2011 that will be released on Form 10-Q to be filed on or before November 9, 2011.

TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Corporate Profile	5
Highlights	6-12
Comparative Balance Sheets	13-14
Comparative Statements of Operations	15
Comparative Computation of FFO and FAD	16
Consolidated Statement of Equity	17
Joint Venture Statements	18-20

Selected Financial Data	21-25
Debt Summary Schedule	26-28
Summary of Ground Lease Arrangements	29

Debt and Preferred Equity Investments	30-32

Selected Property Data
Composition of Property Portfolio	33-35
Largest Tenants	36
Tenant Diversification	37
Leasing Activity Summary	38-41
Annual Lease Expirations	42-43

Summary of Real Estate Acquisition/Disposition Activity	44-46
Corporate Information	47
Analyst Coverage	48
Supplemental Definitions	49

CORPORATE PROFILE

SL Green Realty Corp., or the Company, is New York City’s largest commercial office landlord and is the only fully integrated, self-managed, self-administered Real Estate Investment Trust, or REIT, primarily focused on owning and operating office buildings in Manhattan.

The Company was formed on August 20, 1997 to continue the commercial real estate business of S.L. Green Properties Inc., a company that was founded in 1980 by Stephen L. Green, our current Chairman.  For more than 25 years SL Green has been engaged in the business of owning, managing, leasing, acquiring and repositioning office properties in Manhattan.  The Company’s investment focus is to create value through strategically acquiring, redeveloping and repositioning office properties primarily located in Manhattan, and re-leasing and managing these properties for maximum cash flow.

In 2007, SL Green acquired Reckson Associates Realty Corp. and added over 9 million square feet to its portfolio. Included in this total is over 3 million square feet of Class A office space located in Westchester, New York and Stamford, Connecticut.  These suburban portfolios serve as natural extensions of SL Green’s core ownership in the Grand Central submarket of Midtown Manhattan. The Company has since made selective additions and dispositions to the holdings in these areas.

Looking forward, SL Green plans to continue its opportunistic investment philosophy through three established business lines: investment in long-term core properties, investment in opportunistic assets, and debt and preferred equity investments.  This three-legged investment strategy allows SL Green to balance the components of its portfolio to take advantage of each stage in the business cycle.

THIRD QUARTER 2011 HIGHLIGHTS UNAUDITED

Summary

New York, NY, October 26, 2011 — SL Green Realty Corp. (NYSE:  SLG) today reported funds from operations, or FFO, of $87.9 million, or $1.00 per diluted share, for the quarter ended September 30, 2011, compared to $145.3 million, or $1.82 per diluted share, for the same quarter in 2010.  The results for the quarter ended September 30, 2010 included a $0.81 gain per diluted share realized in 2010 upon the repayment of the first mortgage and senior mezzanine loan on 510 Madison Avenue.

Net income attributable to common stockholders totaled $7.1 million, or $0.08 per diluted share, for the quarter ended September 30, 2011, compared to $111.5 million, or $1.42 per diluted share, for the same quarter in 2010.  The results for the quarter ended September 30, 2010 included $0.44 per diluted share relating to a gain on the sale of the 19 West 44th Street and $0.81 per diluted share related to a gain on the repayment of the first mortgage and senior mezzanine loan on 510 Madison Avenue.

Operating and Leasing Activity

For the third quarter of 2011, the Company reported revenues and operating income of $308.6 million and $164.2 million, respectively, a decrease of 3.3 percent and 18.4 percent compared to $319.2 million and $201.4 million, respectively, for the same period in 2010.

Same-store GAAP NOI on a combined basis increased by 4.6 percent to $172.6 million for the third quarter of 2011, after giving consideration to 1515 Broadway and 521 Fifth Avenue as consolidated properties, as compared to the same quarter in 2010. Consolidated property GAAP NOI increased by 3.4 percent to $143.7 million and unconsolidated joint venture property GAAP NOI increased 10.9 percent to $28.9 million.

Occupancy for the Company’s stabilized, same-store Manhattan portfolio, excluding 100 Church Street, at September 30, 2011 was 95.1 percent as compared to 94.4 percent for the same period in the previous year.  During the quarter, the Company signed 52 office leases in its Manhattan portfolio totaling 585,351 square feet.  Nine leases totaling 102,922 square feet represented office leases that replaced previous vacancy, while 43 office leases comprising 482,429 square feet had average starting rents of $54.11 per rentable square foot, representing a 6.7 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the third quarter was 8.9 years and average tenant concessions were 3.2 months of free rent with a tenant improvement allowance of $31.05 per rentable square foot.  Of the 544,836 square feet of office leases which commenced during the third quarter, 75,212 square feet represented office leases that replaced previous vacancy, while 469,624 square feet represented office leases that had average starting rents of $49.37 per rentable square foot, representing a 4.0 percent increase over the previously fully escalated rents on the same office spaces.

Occupancy for the Company’s Suburban portfolio was 85.9 percent at September 30, 2011.  During the quarter, the Company signed 20 office leases in the Suburban portfolio totaling 122,691 square feet.  Nine leases totaling 35,169 square feet represented office leases that replaced previous vacancy, while 11 office leases comprising 87,522 square feet had average starting rents of $39.28 per rentable square foot, representing a 2.1 percent

THIRD QUARTER 2011 HIGHLIGHTS UNAUDITED

increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Suburban office leases signed in the third quarter was 7.9 years and average tenant concessions were 12.5 months of free rent with a tenant improvement allowance of $23.16 per rentable square foot.  Of the 124,158 square feet of office leases which commenced during the third quarter, 20,879 square feet represented office leases that replaced previous vacancy, while 103,279 square feet represented office leases that had average starting rents of $38.49 per rentable square foot, representing a 1.7 percent increase over the previously fully escalated rents on the same office spaces.

Significant leases that were signed during the third quarter included:

•                  Early renewal with St. Lukes Roosevelt/Beth Israel Medical Center for 15.6 years for 112,941 square feet at 555 West 57th Street;

•                  New lease with Polo Ralph Lauren for 7 years for 91,417 square feet at 625 Madison Avenue;

•                  Early renewal and expansion with Adzinia Media Group for 4.5 years for 59,753 square feet at 1350 Avenue of the Americas;

•                  New lease with Endurance Reinsurance for 3.6 years for 57,316 square feet at 750 Third Avenue;

•                  New lease with Centerline Capital Group, Inc. for 15 years for 57,945 square feet at 100 Church Street; and

•                  New lease with Astoria Federal Savings and Loan for 10 years for 55,361 square feet at Jericho Plaza, Long Island.

Marketing, general and administrative, or MG&A, expenses for the quarter ended September 30, 2011 were $18.9 million, or 5.3 percent of total revenues including the Company’s share of joint venture revenue.

Real Estate Investment Activity

In August 2011, the Company sold its remaining 10% interest in 1551/1555 Broadway and realized a gain of $4.0 million.

In August 2011, the Company, through a 50/50 joint venture with Jeff Sutton, acquired the fee interest at 1552 Broadway for $136.6 million. Subsequently, the joint venture entered into a 70-year leasehold at 1560 Broadway, the property adjacent to 1552 Broadway. The transactions enable the joint venture to assemble up to 48,897 square feet of space with direct Times Square frontage.  In connection with this transaction, the joint venture closed on a $125.0 million mortgage of which $94.4 million was funded at closing. The mortgage bears interest at 300 basis points over the 90-day LIBOR and has a two-year term with three, one-year extension options.

In September 2011, the Company, through a joint venture with Jeff Sutton and Harel Insurance Company Ltd, acquired the cooperative commercial unit at 747 Madison Avenue for $66.3 million. The acquisition was financed with a three-year, $33.1 million loan which bears interest at 275 basis points over the 30-day LIBOR. SL Green holds a 33.3 percent interest in the joint venture.

THIRD QUARTER 2011 HIGHLIGHTS UNAUDITED

In October 2011, SL Green formed a joint venture with Stonehenge Partners and entered into a contract to acquire eight retail and multifamily properties in Manhattan for $416 million. The transaction is expected to be completed in the first quarter of 2012.

Debt and Preferred Equity Investment Activity

The Company’s debt and preferred equity investment portfolio totaled $897.0 million at September 30, 2011.  During the third quarter, the Company purchased and originated new debt and preferred equity investments totaling $348.1 million, which are directly or indirectly collateralized by New York City commercial office properties, and received $37.7 million of proceeds from investments that were sold, redeemed, or repaid.  The debt and preferred equity investment portfolio had a weighted average maturity of 3.2 years as of September 30, 2011 and had a weighted average yield for the quarter ended September 30, 2011 of 8.87 percent, exclusive of loans with a net carrying value of $85.9 million, which are on non-accrual status.

Financing and Capital Activity

In August 2011, SL Green, the Operating Partnership and Reckson, as co-obligors, completed the sale of $250.0 million aggregate principal amount of 5.0 percent senior notes due August 15, 2018.  Net proceeds to SL Green from the sale of the notes were $246.5 million.

In the third quarter of 2011, the Company sold 1.2 million shares of common stock through an ATM equity offering program for aggregate gross proceeds of $98.6 million ($97.1 million of net proceeds after related expenses).  In 2011 to date, the Company has sold 6.7 million shares of its common stock through the ATM for aggregate gross proceeds of $525.0 million ($517.1 million of net proceeds after related expenses). There is no additional capacity under these programs.

In July 2011, SL Green, along with SL Green Operating Partnership, entered into a new ATM program with Citigroup Global Markets Inc. and J.P. Morgan Securities LLC to sell shares of its common stock having aggregate sales proceeds of $250.0 million. SL Green has not sold any shares of its common stock under this program.

Dividends

During the third quarter of 2011, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•                  $0.10 per share of common stock, which was paid on October 14, 2011 to stockholders of record on the close of business on September 30, 2011; and

•                  $0.4766 and $0.4922 per share on the Company’s Series C and D Preferred Stock, respectively, for the period July 15, 2011 through and including October 14, 2011, which were paid on October 15, 2011 to stockholders of record on the close of business on September 30, 2011, and reflect regular quarterly dividends which are the equivalent of annualized dividends of $1.9064 and $1.9688, respectively.

SL Green Realty Corp.
Key Financial Data
September 30, 2011
(Dollars in Thousands Except Per Share and Sq. Ft.)

	As of or for the three months ended
	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010

Earnings Per Share
Net income (loss) available to common stockholders - diluted	$0.08	$6.26	$1.01	$0.09	$1.42
Funds from operations available to common stockholders - diluted	$1.00	$1.08	$1.75	$0.93	$1.82
Funds available for distribution to common stockholders - diluted	$0.44	$0.57	$1.07	$0.35	$1.40

Common Share Price & Dividends
At the end of the period	$58.15	$82.87	$75.20	$67.51	$63.33
High during period	$87.54	$90.01	$75.63	$70.27	$66.61
Low during period	$58.15	$74.72	$66.96	$61.50	$50.41
Common dividends per share	$0.100	$0.100	$0.100	$0.100	$0.100

FFO payout ratio	10.0%	9.3%	5.7%	10.7%	5.5%
FAD payout ratio	22.9%	17.4%	9.4%	28.8%	7.1%

Common Shares & Units
Common shares outstanding	85,969	84,559	80,925	78,307	78,252
Units outstanding	1,910	1,912	1,912	1,249	1,249
Total common shares and units outstanding	87,879	86,471	82,837	79,556	79,501

Weighted average common shares and units outstanding - basic	87,608	85,490	81,206	79,549	79,437
Weighted average common shares and units outstanding - diluted	88,081	86,010	81,643	79,937	79,781

Market Capitalization
Market value of common equity	$5,110,164	$7,165,852	$6,229,342	$5,370,826	$5,034,798
Liquidation value of preferred equity	392,500	392,500	392,500	392,500	392,500
Consolidated debt	5,886,440	5,597,585	5,020,380	5,251,013	4,628,207
Consolidated market capitalization	$11,389,104	$13,155,937	$11,642,222	$11,014,339	$10,055,505
SLG portion of JV debt	1,823,611	1,783,078	1,670,792	1,603,918	1,819,118
Combined market capitalization	$13,212,715	$14,939,015	$13,313,014	$12,618,257	$11,874,623

Consolidated debt to market capitalization	51.7%	42.5%	43.1%	47.7%	46.0%
Combined debt to market capitalization	58.4%	49.4%	50.3%	54.3%	54.3%

Consolidated debt service coverage	2.2	2.3	2.9	2.4	3.6
Consolidated fixed charge coverage	1.8	2.0	2.4	2.0	2.9
Combined fixed charge coverage	1.6	1.8	2.1	1.7	2.4

Supplemental Information	Third Quarter 2011

SL Green Realty Corp.
Key Financial Data
September 30, 2011
(Dollars in Thousands Except Per Share and Sq. Ft.)

	As of or for the three months ended
	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010

Selected Balance Sheet Data
Real estate assets before depreciation	$10,619,202	$10,609,660	$9,377,934	$8,890,064	$8,599,674
Investments in unconsolidated joint ventures	$921,146	$896,632	$916,600	$631,570	$777,556
Debt and Preferred Equity Investments	$897,028	$582,418	$579,287	$963,772	$907,936
Cash and cash equivalents	$394,505	$390,229	$234,009	$332,830	$270,803
Investment in marketable securities	$54,962	$55,366	$64,440	$34,052	$72,090

Total assets	$13,162,645	$12,644,078	$11,442,366	$11,300,294	$10,587,875

Fixed rate & hedged debt	$4,750,111	$4,458,109	$4,117,683	$4,136,362	$3,360,132
Variable rate debt	1,136,329	1,139,476	781,074	1,114,651	1,268,075
Total consolidated debt	$5,886,440	$5,597,585	$4,898,757	$5,251,013	$4,628,207

Total liabilities	$6,635,292	$6,224,415	$5,682,787	$5,818,412	$5,202,544

Fixed rate & hedged debt - including SLG portion of JV debt	$6,094,873	$5,814,931	$5,100,904	$5,119,583	$4,620,699
Variable rate debt - including SLG portion of JV debt	1,615,178	1,565,732	1,468,645	1,735,348	1,826,626
Total combined debt	$7,710,051	$7,380,663	$6,569,549	$6,854,931	$6,447,325

Selected Operating Data
Property operating revenues	$284,064	$275,579	$259,245	$230,021	$226,709
Property operating expenses	(122,475)	(114,194)	(108,201)	(100,782)	(101,734)
Property operating NOI	$161,589	$161,385	$151,044	$129,239	$124,975
NOI from discontinued operations	—	846	2,254	2,311	4,541
Total property operating NOI - consolidated	$161,589	$162,231	$153,298	$131,550	$129,516
SLG share of property NOI from JVs	37,532	38,690	41,878	47,870	46,357
Total property operating NOI - combined	$199,121	$200,921	$195,176	$179,420	$175,873
Debt and preferred equity investment income	18,433	15,144	64,678	22,383	84,377
Other income	6,077	9,932	7,249	10,578	8,065
Marketing general & administrative expenses	(18,900)	(22,454)	(20,021)	(20,695)	(18,474)
EBITDA - combined	$204,731	$203,543	$247,082	$191,686	$249,841

Consolidated DEBT to EBITDA (trailing-12 months)	8.0	7.2	6.8	7.8	7.0
Combined DEBT to EBITDA (trailing-12 months)	8.6	7.8	7.3	7.9	7.5

Consolidated interest	$75,428	$69,276	$65,767	$61,292	$57,226
Combined interest	$98,546	$89,618	$84,151	$85,795	$79,511
Preferred dividends	$7,545	$7,545	$7,545	$7,545	$7,545

SL Green Realty Corp.
Key Financial Data
September 30, 2011
(Dollars in Thousands Except Per Share and Sq. Ft.)

Manhattan Properties

	As of or for the three months ended
	9/30/2011		6/30/2011	3/31/2011	12/31/2010	9/30/2010

Selected Operating Data (Manhattan)
Property operating revenues	$257,729		$248,595	$229,942	$202,979	$198,906
Property operating expenses	106,720		97,734	91,776	85,125	86,172
Property operating NOI	$151,009		$150,861	$138,166	$117,854	$112,734
NOI from discontinued operations	—		846	2,254	2,311	4,541
Total property operating NOI - consolidated	$151,009		$151,707	$140,420	$120,165	$117,275

Other income - consolidated	$863		$1,784	$1,808	$3,748	$2,311

SLG share of property NOI from unconsolidated JV	$31,386		$34,026	$37,456	$43,267	$41,582

Portfolio Statistics (Manhattan)
Consolidated operating office buildings	24		24	23	22	22
Unconsolidated operating office buildings	7		7	7	8	8
	31		31	30	30	30

Consolidated operating office buildings square footage	17,197,945		17,197,945	15,601,945	15,141,945	15,141,945
Unconsolidated operating office buildings square footage	6,191,673		6,191,673	6,722,515	7,182,515	7,182,515
	23,389,618		23,389,618	22,324,460	22,324,460	22,324,460

Quarter end occupancy- same store - combined office (consolidated + joint venture)	93.80	%(1)	93.6%	93.2%	92.7%	91.6%

Office Leasing Statistics (Manhattan)
Total office leases commenced	41		46	63	54	44
Total office square footage commenced	544,836		359,583	703,023	793,667	510,463

Average rent psf - leases commenced	$49.37		$59.91	$48.20	$46.19	$41.22
Previously escalated rents psf	$47.47		$56.25	$47.75	$47.44	$40.69
Percentage of new rent over previously escalated rents (2)	4.0%		6.5%	0.9%	-2.6%	1.3%
Tenant concession packages psf	$37.74		$36.49	$23.54	$56.32	$18.78
Free rent months	4.8		3.4	3.5	6.5	3.2

(1) Excluding 100 Church Street, which is in lease-up, occupancy would be 95.1% as of September 30, 2011

(2) Calculated on space that was occupied within the previous 12 months

SL Green Realty Corp.
Key Financial Data
September 30, 2011
(Dollars in Thousands Except Per Share and Sq. Ft.)

Suburban Properties

	As of or for the three months ended
	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010

Selected Operating Data (Suburban)
Property operating revenues	$25,061	$25,653	$28,002	$25,476	$27,157
Property operating expenses	12,193	13,183	13,001	13,277	12,721
Property operating NOI	$12,868	$12,470	$15,001	$12,199	$14,436
NOI from discontinued operations	—	—	—	—	—
Total property operating NOI - consolidated	$12,868	$12,470	$15,001	$12,199	$14,436

Other income - consolidated	$399	$342	$1,323	$2,548	$392

SLG share of property NOI from unconsolidated JV	$6,147	$4,665	$4,422	$4,586	$4,776

Portfolio Statistics (Suburban)
Consolidated operating office buildings	25	25	25	25	25
Unconsolidated operating office buildings	6	6	6	6	6
	31	31	31	31	31

Consolidated operating office buildings square footage	3,863,000	3,863,000	3,863,000	3,863,000	3,863,000
Unconsolidated operating office buildings square footage	2,941,700	2,941,700	2,941,700	2,941,700	2,941,700
	6,804,700	6,804,700	6,804,700	6,804,700	6,804,700

Quarter end occupancy- same store - combined office (consolidated + joint venture)	85.9%	86.4%	86.3%	87.3%	87.0%

Office Leasing Statistics (Suburban)
Total office leases commenced	17	36	32	29	17
Total office square footage commenced	124,158	180,505	139,793	332,707	206,666

Average rent psf - leases commenced	$38.49	$31.67	$33.50	$29.50	$29.31
Previously escalated rents psf	$37.85	$33.10	$34.62	$33.30	$32.24
Percentage of new rent over previously escalated rents (1)	1.7%	-4.3%	-3.2%	-11.4%	-9.1%
Tenant concession packages psf	$19.54	$14.96	$18.65	$20.31	$11.56
Free rent months	12.0	3.2	4.7	4.6	2.8

(1) Calculated on space that was occupied within the previous 12 months

COMPARATIVE BALANCE SHEETS Unaudited ($000’s omitted)

	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010
Assets
Commercial real estate properties, at cost:
Land & land interests	$2,581,957	$2,472,584	$1,974,994	$1,750,220	$1,459,690
Buildings & improvements fee interest	6,731,915	6,835,204	5,754,193	5,840,701	5,838,978
Buildings & improvements leasehold	1,293,122	1,289,664	1,520,150	1,286,935	1,288,798
Buildings & improvements under capital lease	12,208	12,208	12,208	12,208	12,208
	10,619,202	10,609,660	9,261,545	8,890,064	8,599,674
Less accumulated depreciation	(1,071,183)	(1,008,064)	(953,993)	(916,293)	(871,910)
	$9,548,019	$9,601,596	$8,307,552	$7,973,771	$7,727,764
Other real estate investments:
Investment in and advances to unconsolidated joint ventures	921,146	896,632	916,600	631,570	777,556
Debt and Preferred Equity Investments, net	897,028	582,418	579,287	963,772	907,936

Assets held for sale, net	—	—	104,808	—	—
Cash and cash equivalents	394,505	390,229	234,009	332,830	270,803
Restricted cash	102,084	85,370	107,835	137,673	153,667
Investment in marketable securities	54,962	55,366	64,440	34,052	72,090
Tenant and other receivables, net of $15,628 reserve at 9/30/11	31,661	28,452	26,314	27,054	29,470
Related party receivables	3,212	2,579	3,653	6,295	7,088
Deferred rents receivable, net of reserve for tenant credit loss of $28,017 at 9/30/11	265,600	244,008	223,552	201,317	190,481
Deferred costs, net	191,123	182,241	180,712	172,517	156,502
Other assets	753,305	575,187	693,604	819,443	294,518

Total Assets	$13,162,645	$12,644,078	$11,442,366	$11,300,294	$10,587,875

COMPARATIVE BALANCE SHEETS Unaudited ($000’s omitted)

	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010
Liabilities
Mortgages & other loans payable	$4,018,861	$3,978,345	$3,280,084	$3,400,468	$2,896,946
Senior unsecured notes	1,267,580	1,019,240	1,018,674	1,100,545	831,261
Revolving credit facility	500,000	500,000	500,000	650,000	800,000
Accrued interest and other liabilities	126,405	102,710	150,895	38,149	21,357
Accounts payable and accrued expenses	146,445	130,735	123,728	133,389	144,814
Deferred revenue	381,211	300,093	294,634	307,678	320,712
Capitalized lease obligations	17,094	17,077	17,060	17,044	17,028
Deferred land lease payable	18,382	18,322	18,318	18,267	18,204
Dividends and distributions payable	15,002	14,861	14,563	14,182	14,203
Security deposits	44,312	43,032	43,196	38,690	38,019
Liabilities related to assets held for sale	—	—	121,635	—	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	$6,635,292	$6,224,415	$5,682,787	$5,818,412	$5,202,544

Noncontrolling interest in operating partnership (1,910 units outstanding) at 9/30/11	114,726	158,418	143,756	84,338	79,117

Equity
SL Green Realty Corp. Stockholders’ Equity:
7.625% Series C Perpetual Preferred Shares	274,022	274,022	274,022	274,022	274,000
7.875% Series D Perpetual Preferred Shares	96,321	96,321	96,321	96,321	96,321
Common stock, $.01 par value, 160,000 shares authorized, 89,133 issued and outstanding at 9/30/11	892	878	844	817	816
Additional paid—in capital	4,225,903	4,105,442	3,836,453	3,660,842	3,570,752
Treasury stock (3,427 shares) at 9/30/11	(307,535)	(307,419)	(306,170)	(303,222)	(303,222)
Accumulated other comprehensive loss	(24,462)	(21,589)	(13,011)	(22,659)	(30,936)
Retained earnings	1,763,403	1,721,440	1,207,504	1,172,963	1,180,667
Total SL Green Realty Corp. stockholders’ equity	6,028,544	5,869,095	5,095,963	4,879,084	4,788,398

Noncontrolling interest in other partnerships	384,083	392,150	519,860	518,460	517,816

Total equity	$6,412,627	$6,261,245	$5,615,823	$5,397,544	$5,306,214

Total liabilities and equity	$13,162,645	$12,644,078	$11,442,366	$11,300,294	$10,587,875

COMPARATIVE STATEMENTS OF OPERATIONS Unaudited ($000’s omitted)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2011	2010	2011	2011	2010
Revenues
Rental revenue, net	$244,888	$195,863	$240,585	$714,443	$581,326
Escalation and reimbursement revenues	39,176	30,846	34,994	104,445	89,595
Investment income	18,433	84,377	15,144	98,256	125,543
Other income	6,077	8,065	9,932	23,257	25,140
Total Revenues, net	308,574	319,151	300,655	940,401	821,604

Equity in net income (loss) from unconsolidated joint ventures	(2,728)	7,544	2,184	7,663	32,925
Gain (loss) on early extinguishment of debt	(67)	(511)	971	904	(1,900)

Expenses
Operating expenses	69,097	58,068	62,406	191,807	167,602
Ground rent	8,463	7,860	7,813	24,110	23,360
Real estate taxes	44,915	35,806	43,975	128,957	109,972
Loan loss and other investment reserves, net of recoveries	—	1,338	1,280	(1,870)	12,323
Transaction related costs	169	3,254	1,217	3,820	8,416
Marketing, general and administrative	18,900	18,474	22,454	61,375	55,251
Total Operating Expenses	141,544	124,800	139,145	408,199	376,924

Operating Income	164,235	201,384	164,665	540,769	475,705

Interest expense, net of interest income	75,428	56,442	68,990	209,491	170,171
Amortization of deferred financing costs	2,992	2,581	2,690	9,488	6,448
Depreciation and amortization	73,358	56,011	65,539	202,394	166,909
Loss (gain) on equity investment in marketable securities	—	—	6	133	285

Income from Continuing Operations	12,457	86,350	27,440	119,263	131,892

Income (loss) from discontinued operations	—	2,211	560	1,298	6,531
Gain (loss) on sale of discontinued operations	—	35,485	46,085	46,085	35,485
Equity in net gain (loss) on sale of joint venture interest / real estate	3,032	520	—	3,032	127,289
Purchase price fair value adjustment	999	—	475,102	489,889	—
Net Income	16,488	124,566	549,187	659,567	301,197

Net income attributable to noncontrolling interests	(1,864)	(5,521)	(15,184)	(22,510)	(15,375)

Net Income (Loss) Attributable to SL Green Realty Corp	14,624	119,045	534,003	637,057	285,822

Dividends on perpetual preferred shares	7,545	7,545	7,545	22,634	22,205

Net Income (Loss) Attributable to Common Stockholders	$7,079	$111,500	$526,458	$614,423	$263,617

Earnings per Share
Net income (loss) per share (basic)	$0.08	$1.43	$6.30	$7.40	$3.38
Net income (loss) per share (diluted)	$0.08	$1.42	$6.26	$7.36	$3.36

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited ($000’s omitted - except per share data)

		Three Months Ended		Three Months Ended	Nine Months Ended
		September 30,	September 30,	June 30,	September 30,	September 30,
		2011	2010	2011	2011	2010
Funds from operations
Net Income (Loss) Attributable to Common Stockholders		$7,079	$111,500	$526,458	$614,423	$263,617

Add:	Depreciation and amortization	73,358	56,011	65,539	202,394	166,909
	Discontinued operations depreciation adjustments	—	1,326	—	676	4,385
	Joint ventures depreciation and noncontrolling interests adjustments	9,865	7,116	7,074	23,174	24,608
	Net income attributable to noncontrolling interests	1,864	5,521	15,184	22,510	15,375
	Loss (gain) on equity investment in marketable securities	—	—	—	—	285
Less:	Gain (loss) on sale of discontinued operations	—	35,485	46,085	46,085	35,485
	Equity in net gain (loss) on sale of joint venture property / real estate	3,032	520	—	3,032	127,289
	Purchase price fair value adjustment	999	—	475,102	489,889	—
	Non-real estate depreciation and amortization	242	155	212	667	686
	Funds From Operations	$87,893	$145,314	$92,856	$323,504	$311,719

	Funds From Operations - Basic per Share	$1.00	$1.83	$1.09	$3.81	$3.93

	Funds From Operations - Diluted per Share	1.00	$1.82	$1.08	$3.79	$3.91

Funds Available for Distribution
FFO		$87,893	$145,314	$92,856	323,504	311,719

Add:	Non real estate depreciation and amortization	242	155	212	667	686
	Amortization of deferred financing costs	2,992	2,581	2,690	9,488	6,448
	Non-cash deferred compensation	6,823	6,748	8,203	24,205	18,348
Less:	FAD adjustment for Joint Ventures	3,418	11,691	4,380	12,574	33,592
	FAD adjustment for discontinued operations	—	(194)	—	(58)	(651)
	Straight-line rental income and other non cash adjustments	22,474	17,382	23,706	98,950	53,024
	Second cycle tenant improvements	19,016	5,934	18,235	42,180	12,195
	Second cycle leasing commissions	5,503	5,916	3,340	13,641	13,069
	Revenue enhancing recurring CAPEX	1,464	110	726	2,777	578
	Non-revenue enhancing recurring CAPEX	7,639	1,947	4,212	12,909	6,425

Funds Available for Distribution		$38,436	$112,012	$49,362	$174,891	$218,970
	Diluted per Share	$0.44	$1.40	$0.57	$2.05	$2.75

First cycle tenant improvements		13,082	2,120	$7,817	$24,262	$9,507
First cycle leasing commissions		2,820	4,983	$841	$3,661	$7,034
Redevelopment Costs		7,786	3,653	$7,011	$16,406	$9,892

Payout Ratio of Funds From Operations		10.0%	5.5%	9.3%	7.9%	7.7%
Payout Ratio of Funds Available for Distribution		22.9%	7.1%	17.4%	14.6%	10.9%

CONDENSED CONSOLIDATED STATEMENT OF EQUITY Unaudited ($000’s omitted)

	Series C Preferred Stock	Series D Preferred Stock	Common Stock	Additional Paid-In Capital	Treasury Stock	Retained Earnings	Noncontrolling Interests	Accumulated Other Comprehensive Income	TOTAL

Balance at December 31, 2010	$274,022	$96,321	$817	$3,660,842	$(303,222)	$1,172,963	$518,460	$(22,659)	$5,397,544

Net Income attributable to SL Green						637,057	8,565		645,622
Preferred Dividend						(22,634)			(22,634)
Cash distributions declared ($0.30 per common share)						(25,151)			(25,151)
Cash distributions to noncontrolling interests							(143,475)		(143,475)
Comprehensive Income - Unrealized income (loss) on derivative instruments								(3,757)	(3,757)
Comprehensive Income - SLG share unrealized income (loss) on derivative instruments of JVs								416	416
Comprehensive Income - Unrealized income (loss) on investments								1,538	1,538
Net proceeds from exercise of stock options			2	8,114					8,116
Redemption of units and dividend reinvestment proceeds				886					886
Consolidation of joint venture							533		533
Reallocation of noncontrolling interests in the operating partnership						1,168			1,168
Issuance of common stock			70	531,418					531,488
Deferred compensation plan			3	618	(4,313)				(3,692)
Amortization of deferred compensation				24,025					24,025
Balance at September 30, 2011	$274,022	$96,321	$892	$4,225,903	$(307,535)	$1,763,403	$384,083	$(24,462)	$6,412,627

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Sub-total	Preferred Stock	Diluted Shares

Share Count at December 31, 2010	78,306,702	1,249,274		79,555,976	—	79,555,976

YTD share activity	7,662,233	660,688		8,322,921		8,322,921
Share Count at September 30, 2011 - Basic	85,968,935	1,909,962	—	87,878,897	—	87,878,897

Weighting Factor	(2,967,482)	(33,646)	505,790	(2,495,338)		(2,495,338)
Weighted Average Share Count at September 30, 2011 - Diluted	83,001,453	1,876,316	505,790	85,383,559	—	85,383,559

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited ($000’s omitted)

	September 30, 2011		September 30, 2010
	Total	SLG Interest	Total	SLG Interest
Land & land interests	$1,444,301	$663,357	$1,404,402	$683,409
Buildings & improvements fee interest	4,772,017	2,067,508	4,163,608	1,761,746
Buildings & improvements leasehold	29,708	13,369	265,231	131,372
	6,246,026	2,744,234	5,833,241	2,576,527
Less accumulated depreciation	(454,104)	(187,435)	(455,693)	(199,566)

Net real estate	$5,791,922	$2,556,799	$5,377,548	$2,376,961

Cash and cash equivalents	81,866	37,446	70,898	33,191
Restricted cash	67,628	32,462	33,888	13,622
Debt investments	29,312	14,656	—	—
Tenant and other receivables, net of $878 reserve at 9/30/11	26,136	9,085	20,064	8,055
Deferred rents receivable, net of reserve for tenant credit loss of $3,010 at 9/30/11	72,129	28,709	192,469	96,736
Deferred costs, net	86,834	37,667	118,933	51,497
Other assets	279,631	120,175	165,263	64,288

Total assets	$6,435,458	$2,836,999	$5,979,063	$2,644,350

Mortgage loans payable	$4,126,266	$1,823,611	$4,093,632	$1,819,118
Derivative instruments-fair value	36,297	18,158	41,255	20,866
Accrued interest payable	92,612	45,096	12,899	5,805
Accounts payable and accrued expenses	60,613	30,113	57,449	25,207
Deferred revenue	144,867	54,765	124,717	45,338
Security deposits	5,391	2,632	8,580	4,313
Contributed Capital (1)	1,969,412	862,624	1,640,531	723,703

Total liabilities and equity	$6,435,458	$2,836,999	$5,979,063	$2,644,350

As of September 30, 2011 the Company had twenty three unconsolidated joint venture interests. These interests are accounted for on the equity method of accounting and, therefore, are not consolidated into the Company’s financial statements. We consolidated the accounts of the following joint ventures: a 51% interest in 919 Third Avenue, a 51% interest in 680 Washington Avenue and a 51% interest in 750 Washington Avenue.

(1)     Contributed capital includes adjustments to capital to reflect our share of capital based on implied sales prices of partially sold or contributed properties. Our investment in an unconsolidated joint venture reflects our actual contributed capital base.

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited ($000’s omitted)

			Three Months Ended
	Three Months Ended September 30, 2011		June 30, 2011	Three Months Ended September 30, 2010
	Total	SLG Interest	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$97,946	$41,009	$45,562	$120,824	$57,490
Escalation and reimbursement revenues	8,694	3,652	4,162	11,664	6,444
Other income	18,062	6,334	1,600	329	120
Total Revenues, net	$124,702	$50,995	$51,324	$132,817	$64,054

Expenses
Operating expenses	$17,686	$7,844	$6,974	$20,634	$10,637
Ground rent	927	117	117	1,025	171
Real estate taxes	12,920	5,502	5,543	13,474	6,889
Total Operating Expenses	$31,533	$13,463	$12,634	$35,133	$17,697

GAAP NOI	$93,169	$37,532	$38,690	$97,684	$46,357
Cash NOI	$90,051	$37,468	$37,482	$78,323	$37,579

Transaction related costs	$1,752	$737	$372	$—	$—
Interest expense, net of interest income	55,432	23,118	20,342	51,174	22,285
Amortization of deferred financing costs	2,384	864	1,526	4,355	1,805
Depreciation and amortization	36,149	15,541	14,266	33,519	14,723

Net Income	$(2,548)	$(2,728)	$2,184	$8,636	$7,544

Plus: Real estate depreciation	36,125	15,535	14,259	33,485	14,715
FFO Contribution	$33,577	$12,807	$16,443	$42,121	$22,259

FAD Adjustments:
Plus: Non real estate depreciation and amortization	$2,408	$870	$1,533	$4,389	$1,813
Less: Straight-line rental income and other non-cash adjustments	(5,154)	(1,152)	(1,582)	(19,060)	(8,710)
Less: Second cycle tenant improvement	(5,253)	(2,457)	(3,172)	(4,941)	(2,386)
Less: Second cycle leasing commissions	(2,337)	(616)	(1,024)	(4,252)	(2,232)
Less: Recurring CAPEX	(290)	(63)	(135)	(290)	(176)
FAD Adjustment	$(10,626)	$(3,418)	$(4,380)	$(24,154)	$(11,691)

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited ($000’s omitted)

	Nine Months Ended September 30, 2011		Nine Months Ended September 30, 2010
	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$309,096	$138,238	$401,705	$186,292
Escalation and reimbursement revenues	30,080	14,504	46,105	23,682
Other income	22,878	8,648	8,969	4,086
Total Revenues, net	$362,054	$161,390	$456,779	$214,060

Expenses
Operating expenses	$52,551	$25,067	$70,940	$35,387
Ground rent	2,743	357	3,075	513
Real estate taxes	38,660	17,862	53,371	26,297
Total Operating Expenses	$93,954	$43,286	$127,386	$62,197

GAAP NOI	$268,100	$118,104	$329,393	$151,863
Cash NOI	$252,775	$114,454	$283,229	$131,248

Transaction related costs	$2,569	$1,129	$1,075	$591
Interest expense, net of interest income	148,871	61,844	152,061	65,929
Amortization of deferred financing costs	10,169	3,901	12,953	5,341
Depreciation and amortization	101,738	43,567	107,812	47,077

Net Income	$4,753	$7,663	$55,492	$32,925

Plus: Real estate depreciation	101,645	43,546	107,713	47,055
FFO Contribution	$106,398	$51,209	$163,205	$79,980

FAD Adjustments:
Plus: Non real estate depreciation and amortization	$10,262	$3,922	$13,069	$5,372
Less: Straight-line rental income and other non-cash adjustments	(17,550)	(4,987)	(45,122)	(20,331)
Less: Second cycle tenant improvement	(16,541)	(7,976)	(19,968)	(10,005)
Less: Second cycle leasing commissions	(7,518)	(3,081)	(13,657)	(7,259)
Less: Recurring CAPEX	(1,399)	(452)	(3,035)	(1,369)
FAD Adjustment	$(32,746)	$(12,574)	$(68,713)	$(33,592)

SELECTED FINANCIAL DATA Capitalization Analysis Unaudited ($000’s omitted)

	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010

Market Capitalization

Common equity:
Common shares outstanding	85,969	84,559	80,925	78,307	78,252
OP units outstanding	1,910	1,912	1,912	1,249	1,249
Total common equity (shares and units)	87,879	86,471	82,837	79,556	79,501
Common share price (end of period)	$58.15	$82.87	$75.20	$67.51	$63.33
Equity market value	$5,110,164	$7,165,852	$6,229,342	$5,370,826	$5,034,798

Preferred equity at liquidation value:	392,500	392,500	392,500	392,500	392,500

Real Estate Debt

Mortgages & other loans payable	$4,018,860	$3,978,345	$3,280,084	$3,400,467	$2,896,946
Outstanding balance on unsecured credit line	500,000	500,000	500,000	650,000	800,000
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Unsecured notes	872,923	623,362	623,352	708,166	708,156
Convertible bonds	394,657	395,878	395,321	392,380	123,105
Liabilities related to assets held for sale	—	—	121,623	—	—
Total consolidated debt	5,886,440	5,597,585	5,020,380	5,251,013	4,628,207
Company’s portion of joint venture Debt	1,823,611	1,783,078	1,670,792	1,603,918	1,819,118
Total combined debt	7,710,051	7,380,663	6,691,172	6,854,931	6,447,325

Total market cap (debt & equity)	$13,212,715	$14,939,015	$13,313,014	$12,618,257	$11,874,623

SELECTED FINANCIAL DATA Property NOI and Coverage Ratios Unaudited ($000’s omitted)

		Three Months Ended		Three Months Ended	Nine Months Ended
		September 30,	September 30,	June 30,	September 30,	September 30,
		2011	2010	2011	2011	2010
	Property NOI

	Property operating NOI	$161,589	$124,975	$161,385	$474,018	$369,986
	NOI from discontinued operations	—	4,541	846	3,100	13,760
	Total property operating NOI - consolidated	161,589	129,516	162,231	477,118	383,746
	SLG share of property NOI from JVs	37,532	46,357	38,690	118,100	151,863
	GAAP NOI	$199,121	$175,873	$200,921	$595,218	$535,609

Less:	Free rent (Net of Amortization)	5,065	5,321	2,962	12,012	10,896
	Net FAS 141 adjustment	1,497	6,194	4,413	13,579	19,074
	Straightline revenue adjustment	20,910	14,548	21,146	67,957	40,703

Plus:	Allowance for S/L tenant credit loss	1,371	1,599	2,201	5,136	3,001
	Ground lease straight-line adjustment	95	64	4	149	192
	Cash NOI	$173,115	$151,473	$174,605	$506,955	$468,129

	Components of Consolidated Debt Service and Fixed Charges

	Interest expense	75,428	57,225	69,276	210,471	172,353
	Fixed amortization principal payments	9,484	6,962	9,280	26,294	20,955
	Total Consolidated Debt Service	84,912	64,187	78,556	236,765	193,308

	Payments under ground lease arrangements	8,558	7,924	7,817	24,259	23,552
	Dividend on perpetual preferred shares	7,545	7,545	7,545	22,634	22,205
	Total Consolidated Fixed Charges	101,015	79,656	93,918	283,658	239,065

	Consolidated Interest Coverage Ratio	2.4	4.0	2.6	2.7	3.3
	Consolidated Debt Service Coverage Ratio	2.2	3.6	2.3	2.4	2.9
	Consolidated Fixed Charge Coverage Ratio	1.8	2.9	2.0	2.0	2.4

SELECTED FINANCIAL DATA 2011 Same Store - Consolidated Unaudited ($000’s omitted)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June 30,	September 30,	September 30,
		2011	2010	%	2011	2011	2010	%
Revenues
	Rental revenue, net	$190,382	$189,520	0.5%	$189,714	$575,788	$569,315	1.1%
	Escalation & reimbursement revenues	30,010	29,808	0.7%	28,096	86,016	87,384	-1.6%
	Other income	1,228	3,130	-60.8%	1,511	5,982	8,917	-32.9%
	Total Revenues	221,620	222,458	-0.4%	219,321	667,786	665,616	0.3%
Expenses
	Operating expenses	53,182	53,402	-0.4%	49,052	154,099	151,803	1.5%
	Ground rent	8,735	8,027	8.8%	8,009	24,721	24,003	3.0%
	Real estate taxes	36,534	34,850	4.8%	37,171	110,813	107,873	2.7%
	Transaction related costs	—	531	-100.0%	—	131	3,421	-96.2%
		98,451	96,810	1.7%	94,232	289,764	287,100	0.9%

	Operating Income	123,169	125,648	-2.0%	125,089	378,022	378,516	-0.1%

	Interest expense & amortization of financing costs	39,134	37,869	3.3%	36,415	113,440	113,028	0.4%
	Depreciation & amortization	55,940	52,582	6.4%	54,631	165,688	157,416	5.3%

	Income before noncontrolling interest	28,095	35,197	-20.2%	34,043	98,894	108,072	-8.5%
Plus:	Real estate depreciation & amortization	55,930	52,572	6.4%	54,621	165,660	157,388	5.3%

	FFO Contribution	84,025	87,769	-4.3%	88,664	264,554	265,460	-0.3%

Less:	Non—building revenue	609	2,644	-77.0%	158	1,206	5,011	-75.9%

Plus:	Transaction related costs	—	531	-100.0%	—	131	3,421	-96.2%
	Interest expense & amortization of financing costs	39,134	37,869	3.3%	36,415	113,440	113,028	0.4%
	Non-real estate depreciation	10	10	0.0%	10	28	28	0.0%
	GAAP NOI	122,560	123,535	-0.8%	124,931	376,947	376,926	0.0%

Cash Adjustments
Less:	Free rent (net of amortization)	3,177	2,071	53.4%	1,823	7,651	7,369	3.8%
	Straightline revenue adjustment	7,729	7,360	5.0%	7,596	27,927	20,971	33.2%
	Rental income - FAS 141	5,501	6,103	-9.9%	6,326	19,369	18,855	2.7%
Plus:	Ground lease straight-line adjustment	139	(331)	-142.0%	54	511	(994)	-151.4%
	Allowance for S/L tenant credit loss	878	1,069	-17.9%	1,298	3,356	1,961	71.1%
	Cash NOI	$107,170	$108,739	-1.4%	$110,538	$325,867	$330,698	-1.5%

Operating Margins
	GAAP NOI to Real Estate Revenue, net	55.23%	55.93%		56.67%	56.27%	56.89%
	Cash NOI to Real Estate Revenue, net	48.30%	49.23%		50.14%	48.64%	49.91%

	GAAP NOI before Ground Rent/Real Estate Revenue, net	59.17%	59.56%		60.30%	59.96%	60.51%
	Cash NOI before Ground Rent/Real Estate Revenue, net	52.17%	53.01%		53.75%	52.26%	53.68%

SELECTED FINANCIAL DATA 2011 Same Store - Joint Venture Unaudited ($000’s omitted)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June 30,	September 30,	September 30,
		2011	2010	%	2011	2011	2010	%
Revenues
	Rental revenue, net	$31,812	$31,660	0.5%	$31,690	$95,037	$94,166	0.9%
	Escalation & reimbursement revenues	1,587	1,397	13.6%	1,391	4,349	4,526	-3.9%
	Other income	2,327	31	7406.5%	88	2,443	1,658	47.3%
	Total Revenues	35,726	33,088	8.0%	33,169	101,829	100,350	1.5%
Expenses
	Operating expenses	4,321	4,445	-2.8%	3,997	12,802	12,974	-1.3%
	Ground rent	117	117	0.0%	117	352	352	0.0%
	Real estate taxes	2,396	2,475	-3.2%	2,532	7,474	7,435	0.5%
	Transaction related costs	—	—	—	—	—	—	—
		6,834	7,037	-2.9%	6,646	20,628	20,761	-0.6%

	Operating Income	28,892	26,051	10.9%	26,523	81,201	79,589	2.0%

	Interest expense & amortization of financing costs	15,148	15,406	-1.7%	15,222	45,425	45,749	-0.7%
	Depreciation & amortization	11,047	10,361	6.6%	10,543	31,764	31,118	2.1%

	Income before noncontrolling interest	2,697	284	849.6%	758	4,012	2,722	47.4%
Plus:	Real estate depreciation & amortization	11,042	10,355	6.6%	10,536	31,746	31,098	2.1%

	FFO Contribution	13,739	10,639	29.1%	11,294	35,758	33,820	5.7%

Less:	Non—building revenue	28	21	33.3%	80	133	196	-32.1%

Plus:	Transaction related costs	—	—		—	—	—
	Interest expense & amortization of financing costs	15,148	15,406	-1.7%	15,222	45,425	45,749	-0.7%
	Non-real estate depreciation	5	6	-16.7%	7	18	20	-10.0%
	GAAP NOI	28,864	26,030	10.9%	26,443	81,068	79,393	2.1%

Cash Adjustments
Less:	Free rent (net of amortization)	1,134	1,475	0.0%	437	1,718	2,800	39%
	Straightline revenue adjustment	1,462	1,867	8.0%	1,527	4,551	4,067	11.9%
	Rental income - FAS 141	508	702	-27.6%	447	1,456	1,509	-3.5%
Plus:	Ground lease straight-line adjustment	10	10	0.0%	10	31	31	0.0%
	Allowance for S/L tenant credit loss	273	282	-3.2%	91	436	606	-28.1%
	Cash NOI	$26,043	$22,278	16.9%	$24,133	$73,810	$71,654	3.0%

Operating Margins
	GAAP NOI to Real Estate Revenue, net	80.83%	78.70%		79.89%	79.69%	79.25%
	Cash NOI to Real Estate Revenue, net	72.93%	67.35%		72.91%	72.56%	71.52%

	GAAP NOI before Ground Rent/Real Estate Revenue, net	81.16%	79.05%		80.24%	80.04%	79.60%
	Cash NOI before Ground Rent/Real Estate Revenue, net	72.50%	66.85%		72.99%	72.47%	71.27%

SELECTED FINANCIAL DATA 2011 Same Store - Combined Unaudited ($000’s omitted)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June 30,	September 30,	September 30,
		2011	2010	%	2011	2011	2010	%
Revenues
	Rental revenue, net	$222,194	$221,180	0.5%	$221,404	$670,825	$663,481	1.1%
	Escalation & reimbursement revenues	31,597	31,205	1.3%	29,487	90,365	91,910	-1.7%
	Other income	3,555	3,161	12.5%	1,599	8,425	10,575	-20.3%
	Total Revenues	257,346	255,546	0.7%	252,490	769,615	765,966	0.5%
Expenses
	Operating expenses	57,503	57,847	-0.6%	53,049	166,901	164,777	1.3%
	Ground rent	8,852	8,144	8.7%	8,126	25,073	24,355	2.9%
	Real estate taxes	38,930	37,325	4.3%	39,703	118,287	115,308	2.6%
	Transaction related costs	—	531	-100.0%	—	131	3,421	-96.2%
		105,285	103,847	1.4%	100,878	310,392	307,861	0.8%

	Operating Income	152,061	151,699	0.2%	151,612	459,223	458,105	0.2%

	Interest expense & amortization of financing costs	54,282	53,275	1.9%	51,637	158,865	158,777	0.1%
	Depreciation & amortization	66,987	62,943	6.4%	65,174	197,452	188,534	4.7%

	Income before noncontrolling interest	30,792	35,481	-13.2%	34,801	102,906	110,794	-7.1%
Plus:	Real estate depreciation & amortization	66,972	62,927	6.4%	65,157	197,406	188,486	4.7%

	FFO Contribution	97,764	98,408	-0.7%	99,958	300,312	299,280	0.3%

Less:	Non—building revenue	637	2,665	-76.1%	238	1,339	5,207	-74.3%

Plus:	Transaction related costs	—	531	-100.0%	—	131	3,421	-96.2%
	Interest expense & amortization of financing costs	54,282	53,275	1.9%	51,637	158,865	158,777	0.1%
	Non-real estate depreciation	15	16	-6.3%	17	46	48	-4.2%
	GAAP NOI	151,424	149,565	1.2%	151,374	458,015	456,319	0.4%

Cash Adjustments
Less:	Free rent (net of amortization)	4,311	3,546	0.0%	2,260	9,369	10,169	8%
	Straightline revenue adjustment	9,191	9,227	8.0%	9,123	32,478	25,038	29.7%
	Rental income - FAS 141	6,009	6,805	-11.7%	6,773	20,825	20,364	2.3%
Plus:	Ground lease straight-line adjustment	149	(321)	-146.4%	64	542	(963)	-156.3%
	Allowance for S/L tenant credit loss	1,151	1,351	-14.8%	1,389	3,792	2,567	47.7%
	Cash NOI	$133,213	$131,017	1.7%	$134,671	$399,677	$402,352	-0.7%

Operating Margins
	GAAP NOI to Real Estate Revenue, net	58.95%	59.22%		59.99%	59.57%	60.06%
	Cash NOI to Real Estate Revenue, net	51.86%	51.88%		53.37%	51.99%	52.96%

	GAAP NOI before Ground Rent/Real Estate Revenue, net	62.40%	62.44%		63.21%	62.84%	63.26%
	Cash NOI before Ground Rent/Real Estate Revenue, net	54.86%	54.57%		56.04%	54.75%	55.82%

DEBT SUMMARY SCHEDULE - Consolidated Unaudited ($000’s omitted)

	Principal		2011				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	9/30/2011	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt
Secured fixed rate debt
673 First Avenue	30,131	5.67%	875	Feb-13		28,984	—	Open
609 Fifth Avenue	95,360	5.85%	1,539	Oct-13		92,062	—	Open
220 E 42nd Street	191,540	5.25%	4,327	Nov-13		182,342	—	Open
125 Park Avenue	146,250	5.75%	—	Oct-14		146,250	—	Open
711 Third Avenue	120,000	4.99%	—	Jun-15		120,000	—	Open
625 Madison Avenue	129,896	7.22%	3,111	Oct-15		109,537	—	Open
500 West Putnam Avenue	24,684	5.52%	437	Jan-16		22,376	—	Open
420 Lexington Avenue	187,706	7.50%	1,531	Sep-16		175,740	—	Sep-12
300 Main Street	11,500	5.75%	—	Feb-17		11,500	—	Open
485 Lexington Avenue	450,000	5.61%	—	Feb-17		450,000	—	Open
120 W 45th Street	170,000	6.12%	—	Feb-17		170,000	—	Open
2 Herald Square	191,250	5.36%	—	Apr-17		191,250	—	Open
885 Third Avenue	267,650	6.26%	—	Jul-17		267,650	—	Open
110 E 42nd Street	65,000	5.81%	—	Jul-17		65,000	—	Open
292 Madison Avenue	59,099	6.17%	—	Aug-17		59,099	—	Open
1 Madison Avenue - South Building	630,744	5.91%	13,337	May-20		404,531	—	Open
919 Third Avenue	500,000	5.12%	—	Jun-23		450,608	—	Jun-13
	3,270,810	5.81%	25,157			2,946,929
Secured fixed rate debt - Other
609 Partners, LLC	31,721	5.00%	—	Jul-14		31,721	—	Open
Preferred Equity Investment	50,000	8.00%	—	Sep-19		50,000	—	Open
	81,721	6.84%	—			81,721
Unsecured fixed rate debt
Senior unsecured line of credit	30,000	3.20%	—	Jun-12		30,000	—	Open
Unsecured notes	98,578	5.88%	—	Aug-14		98,578	—	Open
Junior subordinated deferrable interest debentures	100,000	5.61%	—	Jul-15		100,000	—	—
Unsecured notes	274,794	6.00%	—	Mar-16		275,000	—	Open
Convertible notes	275,299	3.00%	—	Oct-17		345,000	—	Open
Unsecured notes	249,551	5.00%	—	Aug-18		250,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Convertible notes	657	4.00%	—	Jun-25	(2)	657	—	Jun-15
Convertible notes	118,701	3.00%	—	Mar-27	(3)	120,157	—	Apr-12
	1,397,580	5.19%	—			1,469,392
Total Fixed Rate Debt/Wtd Avg	4,750,111	5.65%	25,157			4,498,042

Floating rate debt
Secured floating rate debt
521 Fifth Avenue (Libor +200 bps)	150,000	2.20%	—	Apr-13		150,000	—	Open
1515 Broadway (Libor + 250 bps)	453,537	3.50%	11,337	Dec-14		420,448	—	Open
	603,537	3.18%	11,337			570,448

Secured floating rate debt - Other
Senior Mortgage (GBP Libor + 250 bps)	62,792	3.36%	—	Jun-13		62,792	—	Open
	62,792	3.36%	—			62,792

Unsecured floating rate debt
Senior unsecured line of credit (Libor + 90 bps)	470,000	1.13%	—	Jun-12		470,000	—	Open
	470,000	1.13%	—			470,000

Total Floating Rate Debt/Wtd Avg	1,136,329	2.34%	11,337			1,103,240

Total Debt/Wtd Avg - Consolidated	5,886,440	5.01%	36,494			5,601,282

Total Debt/Wtd Avg - Joint Venture	1,823,611	4.95%

Weighted Average Balance & Interest Rate with SLG JV Debt	7,612,815	5.06%

(1) Average Libor for the quarter used to determine coupon on floating rate debt.

(2) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

(3) Notes can be put to the Company, at the option of the holder, on March 30, 2012.

DEBT SUMMARY SCHEDULE - Joint Venture Unaudited ($000’s omitted)

				2011			As-Of
	Principal Outstanding - 9/30/11			Principal	Maturity	Due at	Right	Earliest
	Gross Principal	SLG Share	Coupon (1)	Amortization	Date	Maturity	Extension	Prepayment
Fixed rate debt

1604-1610 Broadway	27,000	12,150	5.66%	227	Apr-12	11,882	—	Open
100 Park Avenue	215,000	107,285	6.64%	178	Sep-14	103,773	—	Open
One Court Square	315,000	94,500	4.91%	—	Sep-15	94,500	—	Open
11 West 34th Street (Libor + 250 bps)	17,827	5,348	4.82%	59	Jan-16	4,977	—	Jan-12
280 Park Avenue	710,000	351,177	6.55%	—	Jun-16	341,953	—	Open
21-25 West 34th Street	100,000	50,000	5.76%	—	Dec-16	50,000	—	Open
1745 Broadway	340,000	109,650	5.68%	—	Jan-17	109,650	—	Open
Jericho Plaza	163,750	33,176	5.65%	—	May-17	33,176	—	Open
141 Fifth Avenue	25,000	12,500	5.70%	—	Jun-17	12,500	—	Open
800 Third Avenue	20,910	8,981	6.00%	—	Aug-17	8,981	—	Open
388/390 Greenwich Street	1,106,757	559,995	5.19%	—	Dec-17	559,995	—	Open
Total Fixed Rate Debt/Wtd Avg	3,041,244	1,344,762	5.73%	464		1,331,387

29 West 34th Street (Libor + 165 bps)	54,025	27,013	1.85%	57	May-12	26,888	—	Open
379 West Broadway (Libor + 165 bps)	20,991	9,446	1.89%	—	Jul-12	9,446	—	Open
717 Fifth Avenue (Libor + 275 bps)	245,000	80,238	5.25%	—	Sep-12	80,238	—	Open
Meadows (Libor + 135 bps)	85,286	42,643	1.59%	1,168	Sep-12	41,561	—	Open
1552 Broadway (Libor + 300 bps)	94,598	47,299	3.23%		Aug-13	47,299		Open
16 Court Street (Libor + 250 bps)	85,844	30,045	2.70%	—	Oct-13	30,045	—	Open
180-182 Broadway (Libor + 275 bps)	22,722	5,794	2.94%	—	Dec-13	5,794	—	Open
747 Madison (Libor + 275 bps)	33,125	11,041	3.00%	—	Oct-14	11,041		Open
3 Columbus Circle (Libor + 210 bps)	256,809	125,580	2.35%	1,867	Jan-16	111,369	—	Open
Mezzanine Debt (Libor + 90 bps)	30,000	15,000	1.10%	—	Jun-16	15,000	—	Open
600 Lexington Avenue (Libor + 200 bps)	125,000	68,750	2.25%	—	Oct-17	58,097	—	Open
388/390 Greenwich Street (Libor + 115 bps)	31,622	16,000	1.38%	—	Dec-17	16,000	—	Open
Total Floating Rate Debt/Wtd Avg	1,085,022	478,849	2.78%	3,091		452,777

Total Joint Venture Debt/Wtd Avg	4,126,266	1,823,611	4.95%	3,555		1,784,164

(1) Average Libor for the quarter used to determine coupon on floating rate debt.

Covenants

Senior Unsecured Line of Credit Covenants
	Actual	Required
Total Debt / Total Assets	47.1%	Less than 60%
Secured Debt / Total Assets	31.2%	Less than 50%
Unsecured Debt / Unencumbered Assets	44.8%	Less than 60%
Unencumbered Interest Coverage	2.9	Greater than 1.75
Maximum FFO Payout	8.5%	Less than 95%

DEBT SUMMARY SCHEDULE - Reckson Unaudited ($000’s omitted)

Consolidated

	Principal		2011				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	9/30/2011	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
919 Third Avenue	500,000	5.12%	—	Jun-23		450,608	—	Jun-13
	500,000	5.12%	—			450,608

Unsecured fixed rate debt
Unsecured notes	98,578	5.88%	—	Aug-14		98,578	—	Open
Unsecured notes	274,794	6.00%	—	Mar-16		275,000	—	Open
Unsecured notes	249,551	5.00%	—	Aug-18		250,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Convertible notes	657	4.00%	—	Jun-25	(1)	657	—	Jun-15
	873,580	6.20%	—			874,235

Total Debt/Wtd Avg - Consolidated	1,373,580	5.81%	—			1,324,843

Joint Venture

				2011			As-Of
	Principal Outstanding - 9/30/11			Principal	Maturity	Due at	Right	Earliest
	Gross Principal	SLG Share	Coupon	Amortization	Date	Maturity	Extension	Prepayment
Fixed rate debt

One Court Square	315,000	94,500	4.91%	—	Sep-15	94,500	—	Open
Total Debt/Wtd Avg - Joint Venture	315,000	94,500	4.91%	—		94,500

Total Debt/Wtd Avg - Consolidated + Joint Venture		1,468,080	5.75%	—		1,419,343

(1) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

Covenants

Reckson Unsecured Notes Covenants
	Actual	Required
Total Debt / Total Assets	33.0%	Less than 60%
Secured Debt / Total Assets	12.0%	Less than 40%
Debt Service Coverage	3.3	Greater than 1.5
Unencumbered Assets / Unsecured Debt	331.0%	Greater than 150%

SUMMARY OF GROUND LEASE ARRANGEMENTS Consolidated ($000’s omitted)

	2011 Scheduled	2012 Scheduled	2013 Scheduled	2014 Scheduled	Deferred Land	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Lease Obligations (1)	Maturity

Operating Leases
673 First Avenue	$3,010	$3,010	$3,010	$3,010	$18,382	2037
420 Lexington Avenue (2)	10,933	10,933	10,933	10,933	—	2029	(3)
711 Third Avenue (2)	5,468	10,500	10,500	10,500	—	2033
461 Fifth Avenue (2)	2,100	2,100	2,100	2,100	—	2027	(4)
625 Madison Avenue (2)	4,613	4,613	4,613	4,613	—	2022	(5)
1185 Avenue of the Americas (2)	6,909	6,909	6,909	6,909	—	2043
1055 Washing Blvd, Stamford (2)	615	615	615	615	—	2090

Total	$33,648	$38,680	$38,680	$38,680	$18,382

Capitalized Lease
673 First Avenue	$1,555	$1,555	$1,555	$1,515	$17,094	2037

(1) Per the balance sheet at September 30, 2011.

(2) These ground leases are classified as operating leases and, therefore, do not appear on the balance sheet as an obligation.

(3) Subject to renewal at the Company’s option through 2080.

(4) The Company has an option to purchase the ground lease for a fixed price on a specific date.

(5) Subject to renewal at the Company’s option through 2054.

DEBT AND PREFERRED EQUITY INVESTMENTS ($000’s omitted)

	Assets	Weighted Average	Weighted Average	Current	LIBOR
	Outstanding	Assets During Quarter	Yield During Quarter	Yield	Rate (2)

6/30/2010	$867,393	$814,208	8.14%	9.23%	0.35%

Originations/Accretion (1)	$255,543
Preferred Equity	$926
Redemptions/Sales/Amortization/Reserves	$(215,926)
9/30/2010	$907,936	$919,252	9.13%	7.27%	0.26%

Originations/Accretion (1)	$82,044
Preferred Equity	$941
Redemptions/Sales/Amortization/Reserves	$(27,149)
12/31/2010	$963,772	$926,440	7.93%	7.90%	0.30%

Originations/Accretion (1)	$104,642
Preferred Equity	$1,142
Redemptions/Sales/Amortization/Reserves	$(490,269)
3/31/2011	$579,287	$883,368	7.37%	6.19%	0.24%

Originations/Accretion (1)	$56,130
Preferred Equity	$987
Redemptions/Sales/Amortization/Reserves	$(53,986)
6/30/2011	$582,418	$579,434	6.12%	6.28%	0.19%

Originations/Accretion (1)	$99,171
Preferred Equity	$254,019
Redemptions/Sales/Amortization/Reserves	$(38,580)
9/30/2011	$897,028	$811,836	7.99%	8.02%	0.24%

(1) Accretion includes original issue discounts and compounding investment income.

(2) LIBOR rate is as of quarter end

DEBT AND PREFERRED EQUITY INVESTMENTS ($000’s omitted)

			Weighted Average	Weighted Average	Current
Type of Investment	Quarter End Balance (1)	Senior Financing	Exposure PSF	Yield During Quarter	Yield

New York City

Senior Mortgage Debt	$3,000	$28,500	$207	6.00%	6.00%

Junior Mortgage Participation	$113,401	$672,676	$388	8.88%	8.69%

Mezzanine Debt	$315,071	$1,796,000	$855	6.79%	6.72%

Preferred Equity	$340,538	$1,401,260	$372	11.72%	10.92%

Other

Senior Mortgage Debt	$88,877	$—	$798	2.53%	2.48%

Mezzanine Debt	$8,391	$796,693	$186	5.16%	3.72%

Preferred Equity	$27,750	$978,257	$231	3.89%	3.91%

Balance as of 9/30/11	$897,028	$5,673,387	$578	7.99%	8.02%

Current Maturity Profile (2)

(1) Approximately 26.7% of our investments are indexed to LIBOR and are prepayable at dates prior to maturity subject to certain prepayment penalties or fees.

(2) The weighted maturity is 3.2 years.

DEBT AND PREFERRED EQUITY INVESTMENTS 10 Largest Investments ($000’s omitted)

				Senior		Current
Investment Type	Book Value (1)	Location	Collateral Type	Financing	Last $ PSF	Yield

Preferred Equity	$201,292	New York City	Office	926,260	$446	8.74%
Preferred Equity	139,246	New York City	Office	475,000	$266	14.08%
Mortgage Loan	86,339	London, U.K.	Office	—	$821	2.56%
Mezzanine Loan	83,378	New York City	Office	1,139,000	$1,109	0.00%
Mortgage and Mezzanine	64,506	New York City	Office/Retail	205,000	$390	6.60%
Mezzanine Loan	60,000	New York City	Office	170,000	$337	9.76%
Mortgage Loan	49,000	New York City	Office	133,000	$475	8.50%
Mortgage and Mezzanine	46,400	New York City	Office	172,126	$434	9.31%
Mezzanine Loan	40,328	New York City	Office/Retail	165,000	$1,722	9.55%
Mezzanine and Pref Equity	36,141	Other	Office	796,693	$231	3.87%

Total	$806,630			$4,182,079		7.84%

(1) Net of unamortized fees, discounts, and reserves

SELECTED PROPERTY DATA Manhattan Properties

			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-11		Jun-11	Mar-11	Dec-10	Sep-10	Cash Rent ($’s)	100%	SLG	Tenants

CONSOLIDATED PROPERTIES
“Same Store”
100 Church Street	Downtown	Fee Interest	1	1,047,500	3	70.8		70.5	59.9	59.9	43.4	27,196,152	3	2	13
120 West 45th Street	Midtown	Fee Interest	1	440,000	1	85.3		86.6	87.6	99.0	95.8	22,440,156	3	2	25
220 East 42nd Street	Grand Central	Fee Interest	1	1,135,000	4	95.5		91.4	92.4	92.4	97.9	48,049,476	5	4	32
317 Madison Avenue	Grand Central	Fee Interest	1	450,000	1	86.1		85.8	86.9	89.5	87.2	21,637,500	2	2	81
333 West 34th Street	Penn Station	Fee Interest	1	345,400	1	90.2		90.2	90.2	78.5	73.6	12,904,176	1	1	3
420 Lexington Ave (Graybar)	Grand Central North	Leasehold Interest	1	1,188,000	4	86.4		87.5	89.7	89.9	91.8	58,737,072	7	5	210
461 Fifth Avenue (3)	Midtown	Leasehold Interest	1	200,000	1	98.8		98.8	98.8	96.9	98.8	15,859,524	2	1	17
485 Lexington Avenue	Grand Central North	Fee Interest	1	921,000	3	90.8		95.4	95.4	93.9	93.9	48,841,404	5	4	22
555 West 57th Street	Midtown West	Fee Interest	1	941,000	3	99.2		99.2	99.2	96.1	95.1	32,592,156	4	3	11
609 Fifth Avenue	Rockefeller Center	Fee Interest	1	160,000	1	84.2		83.0	85.0	85.0	96.9	13,176,540	1	1	9
625 Madison Avenue	Plaza District	Leasehold Interest	1	563,000	2	94.6		94.6	98.9	99.0	98.9	44,082,144	5	4	25
673 First Avenue	Grand Central South	Leasehold Interest	1	422,000	1	99.7		99.7	99.7	99.7	99.7	18,406,200	2	2	9
711 Third Avenue (1)	Grand Central North	Leasehold Interest	1	524,000	2	94.2		94.2	93.3	87.6	87.6	27,365,604	3	2	17
750 Third Avenue	Grand Central North	Fee Interest	1	780,000	3	97.1		97.1	98.7	97.2	97.2	39,779,568	4	4	31
810 Seventh Avenue	Times Square	Fee Interest	1	692,000	2	86.4		84.2	81.5	80.4	79.5	40,271,196	5	4	40
919 Third Avenue (2)	Grand Central North	Fee Interest	1	1,454,000	5	99.9		99.9	99.9	99.9	99.9	86,432,160		4	14
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1	1,062,000	4	99.9		99.9	99.5	97.6	97.6	75,814,536	9	7	18
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	1	562,000	2	91.5		87.1	87.4	86.1	87.1	30,835,536	3	3	39
1 Madison Avenue	Park Avenue South	Fee Interest	1	1,176,900	4	99.8		99.8	99.8	99.8	99.8	61,818,192	7	5	2
331 Madison Avenue	Grand Central	Fee Interest	1	114,900	0	96.9		96.9	96.9	99.5	100.0	4,933,464	1	0	17

Subtotal / Weighted Average			20	14,178,700	47%	92.7%		92.5%	92.1%	91.4%	90.6%	$731,172,756	72%	62%	635

“Non Same Store”
110 East 42nd Street	Grand Central	Fee Interest	1	205,000	1	71.2		72.6	—	—	—	6,727,980	1	1	21
125 Park Avenue	Grand Central	Fee Interest	1	604,245	2	94.0		94.0	94.2	99.1	99.1	31,206,072	4	3	20
521 Fifth Avenue	Grand Central	Fee Interest	1	460,000	2	92.1		88.9	83.3	80.7	80.7	23,434,032	3	2	48
1515 Broadway	Times Square	Fee Interest	1	1,750,000	6	100.0		98.5	98.5	98.0	98.0	107,603,400	12	10	13

Subtotal / Weighted Average			4	3,019,245	10%	95.6%		94.3%	95.0%	95.4%	95.4%	$168,971,484	19%	15%	102

Total / Weighted Average Manhattan Consolidated Properties			24	17,197,945	57%	93.2%		92.8%	92.6%	92.1%	91.4%	$900,144,240	91%	77%	737

UNCONSOLIDATED PROPERTIES
“Same Store”
100 Park Avenue - 50%	Grand Central South	Fee Interest	1	834,000	3	95.0		95.0	93.2	91.9	80.9	50,823,024		2	35
800 Third Avenue - 42.95%	Grand Central North	Fee Interest	1	526,000	2	80.9		80.9	80.9	80.8	80.2	24,642,576		1	34
388 & 390 Greenwich Street - 50.6%	Downtown	Fee Interest	2	2,635,000	9	100.0		100.0	100.0	100.0	100.0	104,501,052		5	1
1745 Broadway - 32.3%	Midtown	Fee Interest	1	674,000	2	100.0		100.0	100.0	100.0	100.0	34,761,204		1	1

Subtotal / Weighted Average			5	4,669,000	15%	97.0%		97.0%	96.6%	96.4%	94.4%	$214,727,856		9%	71

“Non Same Store”
280 Park Avenue - 49.5%	Park Avenue	Fee Interest	1	1,219,158	4	78.2		78.2	—	—	—	72,741,216		3	34
600 Lexington Avenue - 55%	Eastside	Fee Interest	1	303,515	1	77.8		80.9	81.9	84.6	88.6	15,963,156		1	26

Subtotal / Weighted Average			2	1,522,673	5%	78.2%		78.8%	81.9%	84.6%	88.6%	$88,704,372		4%	60

Total / Weighted Average Unconsolidated Properties			7	6,191,673	21%	92.3%		92.5%	95.7%	95.7%	94.0%	$303,432,228		13%	131

Manhattan Grand Total / Weighted Average			31	23,389,618	77%	93.0%		92.7%	93.3%	92.9%	92.0%	$1,203,576,468			868
Manhattan Grand Total - SLG share of Annualized Rent												$1,002,638,109		90%
Manhattan Same Store Occupancy % - Combined				18,847,700	81%	93.8	%(4)	93.6%	93.2%	92.7%	91.6%

Portfolio Grand Total			62	30,194,318	100%	91.4%		91.3%	91.7%	91.6%	90.9%	$1,375,832,730			1,287
Portfolio Grand Total - SLG Share of Annualized Rent												$1,111,610,567		100%

(1) Including Ownership of 50% in Building Fee.

(2) SL Green holds a 51% interest in this consolidated joint venture asset.

(3) SL Green holds an option to acquire the fee interest on this building.

(4) Excluding 100 Church Street, which is in lease-up, occupancy would be 95.1% as of September 30, 2011.

SELECTED PROPERTY DATA Suburban Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-11	Jun-11	Mar-11	Dec-10	Sep-10	Cash Rent ($’s)	100%	SLG	Tenants

CONSOLIDATED PROPERTIES
“Same Store” Westchester, NY

1100 King Street	Rye Brook, Westchester	Fee Interest	6	540,000	2	75.5	73.7	74.7	74.7	81.9	10,531,536	1	1	26
520 White Plains Road	Tarrytown, Westchester	Fee Interest	1	180,000	1	73.6	73.6	72.5	72.5	72.5	3,628,572	0	0	9
115-117 Stevens Avenue	Valhalla, Westchester	Fee Interest	1	178,000	1	84.9	84.9	84.4	84.9	71.2	3,041,844	0	0	12
100 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	250,000	1	61.2	61.2	59.8	60.6	83.3	2,773,343	0	0	8
200 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	245,000	1	87.5	92.4	92.4	92.4	87.1	6,289,344	1	1	7
500 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	228,000	1	76.2	76.2	76.2	76.2	57.7	3,994,740	0	1	6
140 Grand Street	White Plains, Westchester	Fee Interest	1	130,100	0	95.3	94.4	94.4	94.4	94.4	3,958,212	0	0	10
360 Hamilton Avenue	White Plains, Westchester	Fee Interest	1	384,000	1	94.3	94.3	94.6	90.5	92.0	12,875,244	1	1	16
Westchester, NY Subtotal/Weighted Average			13	2,135,100	8%	80.5%	80.6%	80.6%	80.0%	81.0%	$47,092,835	5%	5%	94

“Same Store” Connecticut
Landmark Square	Stamford, Connecticut	Fee Interest	6	826,000	3	81.5	85.3	83.0	88.7	85.5	17,993,215	2	2	97
680 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	133,000	0	88.5	88.5	88.5	84.5	84.5	3,967,572		0	7
750 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	192,000	1	93.6	93.6	91.6	95.4	95.4	7,226,292		0	9
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	1	182,000	1	87.7	89.2	91.3	86.6	86.6	5,791,860	1	1	21
300 Main Street	Stamford, Connecticut	Fee Interest	1	130,000	0	87.0	87.0	89.0	89.0	89.0	1,748,148	0	0	17
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	1	143,400	0	47.7	48.7	50.2	50.2	50.2	2,017,452	0	0	13
500 West Putnam Avenue	Greenwich, Connecticut	Fee Interest	1	121,500	0	51.2	51.2	51.2	68.2	68.2	2,603,244	0	0	9
Connecticut Subtotal/Weighted Average			12	1,727,900	5%	79.5%	81.5%	80.8%	84.3%	82.8%	$41,347,783	3%	3%	173

Total / Weighted Average Consolidated Properties			25	3,863,000	13%	80.1%	81.0%	80.7%	81.9%	81.8%	$88,440,618	9%	8%	267

UNCONSOLIDATED PROPERTIES
“Same Store”
One Court Square - 30%	Long Island City, New York	Fee Interest	1	1,402,000	5	100.0	100.0	100.0	100.0	100.0	39,819,192		1	1
The Meadows - 50%	Rutherford, New Jersey	Fee Interest	2	582,100	2	78.2	78.8	79.5	83.2	84.7	12,313,596		1	51
16 Court Street - 35%	Brooklyn, NY	Fee Interest	1	317,600	1	89.9	88.7	88.5	87.5	84.8	10,144,716		0	66
Jericho Plaza - 20.26%	Jericho, New York	Fee Interest	2	640,000	2	95.3	95.3	95.3	95.3	92.9	21,538,140		0	34
Total / Weighted Average Unconsolidated Properties			6	2,941,700	10%	93.6%	93.6%	93.7%	94.3%	93.8%	$83,815,644		2%	152

Suburban Grand Total / Weighted Average			31	6,804,700	23%	85.9%	86.4%	86.3%	87.3%	87.0%	$172,256,262			419
Suburban Grand Total - SLG share of Annualized Rent											$108,972,458		10%
Suburban Same Store Occupancy % - Combined				6,804,700	100%	85.9%	86.4%	86.3%	87.3%	87.0%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

												Gross Total
RETAIL												Book Value
141 Fifth Avenue - 50%	Flatiron	Fee Interest	1	13,000	4	100.0	100.0	100.0	100.0	100.0	2,609,052	14,921,159	7	2
747 Madison Avenue - 33.33%	Plaza District	Fee Interest	1	10,000	3	100.0	—	—	—	—	2,000,000	63,254,594	4	1
1604 Broadway - 63%	Times Square	Leasehold Interest	1	29,876	9	23.7	23.7	23.7	23.7	23.7	2,001,900	7,490,827	7	2
11 West 34th Street - 30%	Herald Square/Penn Station	Fee Interest	1	17,150	5	100.0	100.0	100.0	100.0	—	1,750,000	15,373,405	3	1
21-25 West 34th Street - 50%	Herald Square/Penn Station	Fee Interest	1	30,100	9	100.0	100.0	100.0	100.0	100.0	6,436,620	23,349,965	17	1
27-29 West 34th Street - 50%	Herald Square/Penn Station	Fee Interest	1	15,600	5	100.0	100.0	100.0	100.0	100.0	4,242,720	47,949,484	11	2
379 West Broadway - 45% (2)	Cast Iron/Soho	Leasehold Interest	1	62,006	19	100.0	100.0	100.0	100.0	100.0	3,488,436	22,216,815	8	5
717 Fifth Avenue - 32.75%	Midtown/Plaza District	Fee Interest	1	119,550	37	79.4	79.4	75.8	75.8	75.8	21,037,740	279,651,716	36	6
Williamsburg Terrace	Brooklyn, NY	Fee Interest	1	21,900	7	100.0	100.0	100.0	100.0	—	1,425,468	16,357,696	8	2
Total / Weighted Average Retail Properties			9	319,182	100%	85.1%	85.8%	84.5%	84.5%	78.0%	$44,991,936	$490,565,660	100%	22

DEVELOPMENT
3 Columbus Circle - 48.9%	Columbus Circle	Fee Interest	1	741,500	53	19.7	19.7	20.1	—	—	13,521,028	488,963,500	73	27
125 Chubb Way	Lyndhurst, NJ	Fee Interest	1	278,000	20	32.1	10.7	10.7	10.7	10.7	1,918,123	45,451,697	21	2
150 Grand Street	White Plains, NY	Fee Interest	1	85,000	6	18.3	14.5	15.8	15.8	15.1	292,098	15,820,099	3	11
1552-1560 Broadway - 50%	Times Square	Fee Interest	2	35,897	3	59.7	—	—	—	—	—	137,272,542	—	2
7 Renaissance Square - 50%	White Plains, NY	Fee Interest	1	65,641	5	—	—	—	—	—	—	4,739,347	—	—
180-182 Broadway - 25.5%	Cast Iron/Soho	Fee Interest	2	153,000	11	—	—	—	—	49.0	—	60,487,888	—	—
7 Landmark Square	Stamford, Connecticut	Fee Interest	1	36,800	3	10.8	10.8	10.8	10.8	10.8	287,664	9,341,613	3	1
Total / Weighted Average Development Properties			9	1,395,838	100%	19.8%	14.1%	15.3%	8.8%	15.1%	$16,018,913	$762,076,686	100%	43

LAND
2 Herald Square (3)	Herald Square/Penn Station	Fee Interest	1	354,400	30	100.0	100.0	100.0	100.0	100.0	9,000,000	229,336,692	39
885 Third Avenue (3)	Midtown/Plaza District	Fee Interest	1	607,000	52	100.0	100.0	100.0	100.0	100.0	11,095,000	329,943,115	48
292 Madison Avenue (3)	Grand Central South	Fee Interest	1	203,800	17	100.0	100.0	100.0	100.0	100.0	3,150,000	68,008,083	14
Total / Weighted Average Land			3	1,165,200	100%	100.0%	100.0%	100.0%	100.0%	100.0%	$23,245,000	$627,287,890	100%

(2) SL Green holds an option to acquire the fee interest on this property.

(3) Subject to long-term, third party net operating leases.

SELECTED PROPERTY DATA Manhattan Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Sep-11	Jun-11	Mar-11	Dec-10	Sep-10	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
810 Seventh Avenue	Times Square	Fee Interest	692,000	9	86.4	84.2	81.5	80.4	79.5	40,271,196	20	15	40
919 Third Avenue	Grand Central North	Fee Interest (1)	1,454,000	19	99.9	99.9	99.9	99.9	99.9	86,432,160		17	14
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1,062,000	14	99.9	99.9	99.5	97.6	97.6	75,814,536	38	29	18
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	562,000	7	91.5	87.1	87.4	86.1	87.1	30,835,536	15	12	39

Total / Weighted Average Consolidated Properties			3,770,000	48%	96.2%	95.1%	94.6%	93.6%	93.6%	$233,353,428	74%	73%	111

Grand Total / Weighted Average			3,770,000	48%	96.2%	95.1%	94.6%	93.6%	93.6%	$233,353,428			111
Grand Total - SLG share of Annualized Rent										$191,001,670		73%

Suburban Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Annualized Rent		Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Sep-11	Jun-11	Mar-11	Dec-10	Sep-10	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
1100 King Street - 1 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	74.9	74.9	74.9	74.9	100.0	1,549,392	1	1	1
1100 King Street - 2 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	80.3	80.3	79.4	79.4	79.4	1,354,512	1	1	3
1100 King Street - 3 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	80.1	80.1	80.1	80.1	80.1	1,902,792	1	1	5
1100 King Street - 4 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	59.4	49.0	55.9	55.9	73.4	1,348,704	1	1	6
1100 King Street - 5 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	79.9	79.9	79.9	79.9	79.9	1,999,224	1	1	8
1100 King Street - 6 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	78.2	78.2	78.2	78.2	78.2	2,376,912	1	1	3
520 White Plains Road	Tarrytown, Westchester	Fee Interest	180,000	2	73.6	73.6	72.5	72.5	72.5	3,628,572	2	1	9
115-117 Stevens Avenue	Valhalla, Westchester	Fee Interest	178,000	2	84.9	84.9	84.4	84.9	71.2	3,041,844	2	1	12
100 Summit Lake Drive	Valhalla, Westchester	Fee Interest	250,000	3	61.2	61.2	59.8	60.6	83.3	2,773,343	1	1	8
200 Summit Lake Drive	Valhalla, Westchester	Fee Interest	245,000	3	87.5	92.4	92.4	92.4	87.1	6,289,344	3	2	7
500 Summit Lake Drive	Valhalla, Westchester	Fee Interest	228,000	3	76.2	76.2	76.2	76.2	57.7	3,994,740	2	2	6
140 Grand Street	White Plains, Westchester	Fee Interest	130,100	2	95.3	94.4	94.4	94.4	94.4	3,958,212	2	2	10
360 Hamilton Avenue	White Plains, Westchester	Fee Interest	384,000	5	94.3	94.3	94.6	90.5	92.0	12,875,244	6	5	16
680 Washington Avenue	Stamford, Connecticut	Fee Interest (1)	133,000	2	88.5	88.5	88.5	84.5	84.5	3,967,572		1	7
750 Washington Avenue	Stamford, Connecticut	Fee Interest (1)	192,000	2	93.6	93.6	91.6	95.4	95.4	7,226,292		1	9
1055 Washington Avenue	Stamford, Connecticut	Leasehold Interest	182,000	2	87.7	89.2	91.3	86.6	86.6	5,791,860	3	2	21

Total / Weighted Average Consolidated Properties			2,642,100	34%	82.3%	82.5%	82.5%	81.8%	82.6%	$64,078,559	26%	22%	131

UNCONSOLIDATED PROPERTIES

“Same Store”
One Court Square - 30%	Long Island City, New York	Fee Interest	1,402,000	18	100.0	100.0	100.0	100.0	100.0	39,819,192		5	1

Total / Weighted Average Unconsolidated Properties			1,402,000	18%	100.0%	100.0%	100.0%	100.0%	100.0%	$39,819,192		5%	1

Grand Total / Weighted Average			4,044,100	52%	88.5%	88.6%	88.6%	88.1%	88.6%	$103,897,751			132
Grand Total - SLG share of Annualized Rent										$70,539,324		27%

Reckson Portfolio Grand Total			7,814,100	100%	92.2%	91.7%	91.5%	90.8%	91.0%	$337,251,179			243
Portfolio Grand Total - SLG Share of Annualized Rent										$261,540,993	100%	100%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties

Wholly Owned Portfolio + Allocated JV Properties

									% of
							% of	SLG Share of	SLG Share of
		Lease	Total	Annualized		PSF	Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent ($)		Annualized	Cash Rent	Cash Rent($)	Cash Rent	Rating (2)

Citigroup, N.A.	388 & 390 Greenwich Street, 485 Lexington Avenue, 750 Third Avenue, 800 Third Avenue, 750 Washington Blvd & Court Square	Various	4,425,032	$163,641,333	(1)	$36.98	11.9%	$82,168,865	7.4%	A
Viacom International, Inc.	1515 Broadway	2015 & 2020	1,271,881	78,508,427		$61.73	5.7%	78,508,427	7.1%	BBB+
Credit Suisse Securities (USA), Inc.	1 Madison Avenue & 280 Park Avenue	2012, 2014 & 2020	1,250,893	67,198,775		$53.72	4.9%	67,198,775	6.0%	A+
Random House, Inc.	1745 Broadway	2018	644,598	34,761,205		$53.93	2.5%	11,213,965	1.0%	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	2021	619,353	39,401,147		$63.62	2.9%	20,094,585	1.8%
Omnicom Group, Inc.	220 East 42nd Street & 420 Lexington Avenue	2017	496,876	20,563,390		$41.39	1.5%	20,563,390	1.8%	BBB+
The City of New York	16 Court Street & 100 Church Street	2013, 2014 & 2017	345,903	14,345,394		$41.47	1.0%	13,305,015	1.2%
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	342,720	14,956,202		$43.64	1.1%	14,956,202	1.3%
Ralph Lauren Corporation	625 Madison Avenue	2019	291,665	16,967,920		$58.18	1.2%	16,967,920	1.5%	A-
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	282,385	10,606,114		$37.56	0.8%	10,606,114	1.0%	BBB-
Schulte, Roth & Zabel LLP	919 Third Avenue	2021	263,186	15,861,365		$60.27	1.2%	8,089,296	0.7%
The Travelers Indemnity Company	485 Lexington Avenue & 2 Jericho Plaza	2015 & 2016	255,156	12,274,880		$48.11	0.9%	11,230,167	1.0%	AA
The Metropolitan Transportation Authority	333 West 34th Street & 420 Lexington Avenue	2016 & 2021	242,663	8,734,520		$35.99	0.6%	8,734,520	0.8%
New York Presbyterian Hospital	673 First Avenue	2021	232,772	9,191,470		$39.49	0.7%	9,191,470	0.8%
BMW of Manhattan	555 West 57th Street	2022	227,782	5,193,070		$22.80	0.4%	5,193,070	0.5%
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2012, 2015 & 2030	207,136	7,498,895		$36.20	0.5%	7,498,895	0.7%
National Football League	280 Park Avenue	2012	205,145	11,665,803		$56.87	0.8%	5,770,081	0.5%
Verizon	120 West 45th Street, 1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	Various	204,076	5,653,709		$27.70	0.9%	5,653,709	1.1%	A-
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	12,018,251		$66.19	0.9%	12,018,251	1.1%	BBB
HF Management Services LLC	100 Church Street	2032	172,577	5,004,733		$29.00	0.4%	5,004,733	0.5%
Fuji Color Processing Inc.	200 Summit Lake Drive	2013	165,880	5,189,327		$31.28	0.4%	5,189,327	0.5%	AA-
King & Spalding	1185 Avenue of the Americas	2025	162,243	9,770,627		$60.22	0.7%	9,770,627	0.9%
United Nations	220 East 42nd Street	2014, 2017, 2021 & 2022	162,146	7,154,283		$44.12	0.5%	7,154,283	0.6%
News America Incorporated	1185 Avenue of the Americas	2020	161,722	13,406,595		$82.90	1.0%	13,406,595	1.2%	BBB+
National Hockey League	1185 Avenue of the Americas	2022	148,217	11,404,617		$76.95	0.8%	11,404,617	1.0%
New York Hospitals Center/Mount Sinai	625 Madison Avenue & 673 First Avenue	2016, 2021 & 2026	146,917	6,620,936		$45.07	0.5%	6,620,936	0.6%
D.E. Shaw and Company L.P.	120 West 45th Street	2013, 2015 & 2021	146,814	9,071,376		$61.79	0.7%	9,071,376	0.8%
Banque National De Paris	919 Third Avenue	2016	145,834	9,207,503		$63.14	0.7%	4,695,827	0.4%
The Segal Company	333 West 34th Street	2025	144,307	7,355,511		$50.97	0.5%	7,355,511	0.7%
Meredith Corporation	125 Park Avenue	2011	143,075	6,379,743		$44.59	0.5%	6,379,743	0.6%

Total			13,690,523	$639,607,119	(1)	$46.72	47.0%	$495,016,290	45.2%

Wholly Owned Portfolio + Allocated JV Properties			30,194,318	$1,375,832,730	(1)	$45.57		$1,111,610,567

(1) -	Reflects the net rent of $39.66 PSF for the 388-390 Greenwich Street lease. If this lease were included on a gross basis, Citigroup’s total PSF annualized rent would be $47.67.
Total PSF annualized rent for the largest tenants would be $50.17 and Total PSF annualized rent for the Wholly Owned Portfolio + Allocated JV properties would be $46.69.
(2) -	40% of Portfolio’s largest tenants have investment grade credit ratings. 32% of SLG share of annualized rent is derived from these tenants.

TENANT DIVERSIFICATION Manhattan and Suburban Properties

Based on SLG Share of Base Rental Revenue

Leasing Activity - Manhattan Properties Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Rent/Rentable SF ($’s)(1)

Vacancy at 6/30/11			1,702,179

Space which became available during the Quarter (A):
Office
	100 Park Avenue	1	30,503	31,759	$47.31
	110 East 42nd Street	2	6,952	6,952	$45.18
	120 West 45th Street	1	5,687	5,687	$54.04
	220 East 42nd Street	1	17,818	17,818	$35.68
	317 Madison Avenue	3	9,591	11,407	$46.48
	420 Lexington Avenue	13	27,071	33,689	$54.64
	485 Lexington Avenue	1	41,700	41,700	$51.54
	521 Fifth Avenue	2	19,564	20,242	$56.84
	600 Lexington Avenue	1	6,334	6,334	$82.54
	609 Fifth Avenue	1	631	656	$51.38
	625 Madison Avenue	1	18,412	18,412	$66.05
	711 Third Avenue	1	15,000	17,580	$68.16
	800 Third Avenue	3	32,094	32,094	$60.24
	810 Seventh Avenue	1	3,766	4,028	$46.73
	Total/Weighted Average	32	235,123	248,358	$54.45

Storage
	420 Lexington Avenue	1	167	254	$28.84
	521 Fifth Avenue	1	239	239	$20.00
	600 Lexington Avenue	1	3,054	3,065	$108.08
	800 Third Avenue	1	350	350	$27.43
	Total/Weighted Average	4	3,810	3,908	$90.32

	Total Space which became available during the Quarter
	Office	32	235,123	248,358	$54.45
	Storage	4	3,810	3,908	$90.32
		36	238,933	252,266	$55.00

	Total Available Space		1,941,112

(1)  Escalated Rent is calculated as Total Annual Income less Electric Charges.

(A)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Leasing Activity - Manhattan Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space as of 9/30/11				1,941,112

Office
	100 Park Avenue	1	9.1	30,503	34,044	$52.00	$44.13	$55.00	6.0
	110 East 42nd Street	1	5.3	4,136	4,136	$46.00	$45.22	$25.00	3.0
	220 East 42nd Street	1	10.6	62,399	71,204	$39.00	$42.14	$44.67	7.0
	317 Madison Avenue	4	1.1	10,476	12,514	$43.29	$45.11	$1.29	—
	420 Lexington Avenue	8	5.3	13,944	22,206	$44.90	$46.97	$34.85	2.2
	521 Fifth Avenue	2	12.5	34,498	38,525	$53.19	$55.43	$41.87	4.2
	609 Fifth Avenue	1	10.3	2,543	2,944	$58.00	$47.70	$66.48	4.0
	625 Madison Avenue	1	8.4	18,412	19,053	$72.48	$63.83	$35.55	6.0
	711 Third Avenue	1	10.2	15,000	19,025	$48.00	$62.98	$59.15	4.0
	800 Third Avenue	3	11.5	32,094	32,094	$48.19	$60.24	$42.58	6.0
	810 Seventh Avenue	2	13.7	19,266	21,348	$60.27	$48.99	$51.35	7.5
	1350 Avenue of the Americas	1	5.3	24,129	24,833	$57.34	$—	$64.96	2.9
	1515 Broadway	2	10.4	26,444	33,799	$52.00	$56.72	$73.68	5.0
	Total/Weighted Average	28	9.6	293,844	335,725	$50.06	$50.11	$48.03	5.1

Retail
	100 Church Street	1	15.0	2,548	2,548	$76.53	$—	$13.25	4.0
	1350 Avenue of the Americas	1	11.0	240	240	$50.00	$18.05	$—	3.0
	Total/Weighted Average	2	14.7	2,788	2,788	$74.25	$18.05	$12.11	3.9

Storage
	220 East 42nd Street	2	10.6	2,374	2,391	$25.00	$39.06	$—	—
	800 Third Avenue	1	11.5	350	350	$27.43	$27.43	$—	6.0
	Total/Weighted Average	3	10.7	2,724	2,741	$25.31	$36.61	$—	0.8

Leased Space
	Office (3)	28	9.6	293,844	335,725	$50.06	$50.11	$48.03	5.1
	Retail	2	14.7	2,788	2,788	$74.25	$18.05	$12.11	3.9
	Storage	3	10.7	2,724	2,741	$25.31	$36.61	$—	0.8
	Total	33	9.7	299,356	341,254	$50.06	$49.99	$47.35	5.1

Total Available Space as of 9/30/11				1,641,756

Early Renewals
Office
	120 West 45th Street	3	4.9	30,374	30,737	$59.09	$57.23	$9.78	1.1
	220 East 42nd Street	1	10.1	5,362	5,549	$52.00	$50.85	$0.81	2.0
	317 Madison Avenue	2	1.0	4,096	4,241	$35.95	$40.37	$—	—
	420 Lexington Avenue	1	5.0	3,593	4,878	$43.00	$39.90	$19.64	1.0
	521 Fifth Avenue	1	5.1	6,238	6,580	$49.00	$38.28	$8.38	3.0
	555 West 57th Street	1	15.6	102,500	112,941	$42.00	$35.82	$35.00	7.0
	673 First Avenue	1	1.0	3,500	3,500	$39.36	$37.50	$3.86	—
	711 Third Avenue	1	1.0	3,864	4,139	$50.00	$42.00	$—	—
	800 Third Avenue	1	5.3	1,626	1,626	$57.26	$54.60	$10.46	4.0
	1350 Avenue of the Americas	1	2.5	34,135	34,920	$66.00	$61.37	$—	—
	Total/Weighted Average	13	10.2	195,288	209,111	$49.14	$44.19	$21.23	4.1

Retail
	280 Park Avenue	2	0.5	11,380	11,380	$58.43	68.41	$—	—
	317 Madison Avenue	1	1.0	2,000	2,000	$136.00	132.00	$—	—
	Total/Weighted Average	3	0.6	13,380	13,380	$70.03	$77.91	$—	—

Storage
	280 Park Avenue	1	0.5	3,006	3,006	$2.58	2.58	$—	—
	555 West 57th Street	1	15.6	426	525	$20.00	8.57	$—	—
	Total/Weighted Average	2	2.7	3,432	3,531	$5.17	$3.47	$—	—

Renewals
	Early Renewals Office	13	10.2	195,288	209,111	$49.14	$44.19	$21.23	4.1
	Early Renewals Retail	3	0.6	13,380	13,380	$70.03	$77.91	$—	—
	Early Renewals Storage	2	2.7	3,432	3,531	$5.17	$3.47	$—	—
	Total	18	9.5	212,100	226,022	$49.69	$45.55	$19.64	3.8

(1)  Annual initial Base Rent.

(2)  Escalated Rent is calculated as Total Annual Income less Electric Charges.

(3)  Average starting office rent excluding new tenants replacing vacancies is $49.55/rsf for 260,513 rentable SF.

Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $49.37/rsf for 469,624 rentable SF.

Leasing Activity - Suburban Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Rent/Rentable SF ($’s)(1)

Vacancy at 6/30/11			1,018,468

Space which became available during the Quarter (A):
Office
	200 Summit Lake Drive	2	13,790	13,790	$32.51
	140 Grand Street	1	2,791	2,791	$39.19
	1 Landmark Square	5	19,638	19,638	$38.55
	3 Landmark Square	2	15,199	15,199	$34.75
	4 Landmark Square	1	7,500	7,500	$30.04
	1010 Washington Boulevard	1	1,424	1,424	$29.28
	1055 Washington Boulevard	1	2,725	2,525	$34.77
	The Meadows	1	3,498	3,498	$29.99
	Jericho Plaza	1	55,361	55,361	$39.61
	16 Court Street	3	7,780	7,780	$42.73
	Total/Weighted Average	18	129,706	129,506	$37.28

Storage
	200 Summit Lake Drive	1	312	312	$14.00
	Total/Weighted Average	1	312	312	$14.00

	Total Space which became available during the Quarter
	Office	18	129,706	129,506	$37.28
	Storage	1	312	312	$14.00
		19	130,018	129,818	$37.22

	Total Available Space		1,148,486

(1)  Escalated Rent is calculated as Total Annual Income less Electric Charges.

(A)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Leasing Activity - Suburban Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space as of 9/30/11				1,148,486

Office
	1100 King Street - 4 Int’l Drive	1	10.6	9,350	10,447	$25.00	$—	$36.78	7.0
	200 Summit Lake Drive	1	1.1	2,083	2,083	$24.00	$26.61	$5.00	—
	140 Grand Street	1	7.1	3,912	3,912	$26.50	$—	$34.90	1.0
	1 Landmark Square	3	4.6	9,191	9,332	$36.93	$41.64	$17.42	1.2
	3 Landmark Square	2	10.0	1,990	1,990	$31.00	$11.46	$42.72	—
	Jericho Plaza	1	10.0	55,361	55,361	$43.44	$39.61	$25.00	24.0
	16 Court Street	5	3.9	11,600	12,971	$31.08	$35.88	$1.42	0.8
	Total/Weighted Average	14	8.4	93,487	96,096	$37.77	$38.48	$22.70	14.9

Leased Space
	Office (3)	14	8.4	93,487	96,096	$37.77	$38.48	$22.70	14.9
	Total	14	8.4	93,487	96,096	$37.77	$38.48	$22.70	14.9

Total Available Space as of 9/30/11				1,054,999

Early Renewals
Office
	300 Main Street	2	2.7	3,617	3,617	$27.21	$26.69	$—	2.2
	Jericho Plaza	1	5.0	24,445	24,445	$32.96	$37.53	$10.00	2.0
	Total/Weighted Average	3	4.7	28,062	28,062	$32.22	$36.13	$8.71	2.0

Renewals
	Early Renewals Office	3	4.7	28,062	28,062	$32.22	$36.13	$8.71	2.0
	Total	3	4.7	28,062	28,062	$32.22	$36.13	$8.71	2.0

(1)  Annual initial Base Rent.

(2)  Escalated Rent is calculated as Total Annual Income less Electric Charges.

(3)  Average starting office rent excluding new tenants replacing vacancies is $40.83/rsf for 75,217 rentable SF.

Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $38.49/rsf for 103,279 rentable SF.

ANNUAL LEASE EXPIRATIONS - Manhattan Properties

	Consolidated Properties							Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf		Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf

In 1st Quarter 2011 (1)	5	22,685	0.14%	$1,170,636	$51.60	$62.08		1	291	0.01%	$6,600	$22.68	$25.00
In 2nd Quarter 2011 (1)	2	3,781	0.02%	$544,752	$144.08	$219.63		—	—	—	—	—	—
In 3rd Quarter 2011 (1)	7	26,254	0.16%	$1,289,244	$49.11	$55.31		—	—	—	—	—	—
In 4th Quarter 2011	28	365,621	2.21%	$18,203,112	$49.79	$59.81		7	116,373	2.02%	$7,696,851	$66.14	$87.27

Total 2011	42	418,341	2.53%	$21,207,744	$50.69	$61.09		8	116,664	2.03%	$7,703,451	$66.03	$87.12

In 1st Quarter 2012	25	131,651	0.80%	$8,116,488	$61.65	$58.74		4	251,515	4.37%	$14,041,053	$55.83	$99.33
In 2nd Quarter 2012	41	182,603	1.10%	$10,194,624	$55.83	$69.19		7	77,978	1.35%	$4,678,296	$60.00	$94.27
In 3rd Quarter 2012	21	69,535	0.42%	$4,250,544	$61.13	$55.27		3	22,088	0.38%	$1,566,564	$70.92	$66.77
In 4th Quarter 2012	26	237,459	1.44%	$11,742,480	$49.45	$52.43		4	60,259	1.05%	$3,963,384	$65.77	$70.09

Total 2012	113	621,248	3.75%	$34,304,136	$55.22	$59.01		18	411,840	7.15%	$24,249,297	$58.88	$92.34

2013	113	1,264,159	7.64%	$69,816,216	$55.23	$54.23		7	93,693	1.63%	$7,362,110	$78.58	$83.98
2014	86	982,578	5.94%	$55,691,640	$56.68	$65.46		15	251,290	4.36%	$16,768,219	$66.73	$90.02
2015	92	1,998,132	12.08%	$115,065,276	$57.59	$58.90		15	160,405	2.79%	$8,581,028	$53.50	$66.15
2016	68	1,167,857	7.06%	$65,364,876	$55.97	$61.47		13	149,301	2.59%	$8,958,232	$60.00	$72.09
2017	55	1,656,774	10.01%	$89,793,636	$54.20	$56.44		12	184,154	3.20%	$13,927,582	$75.63	$82.14
2018	34	597,186	3.61%	$45,212,793	$75.71	$72.66		18	869,714	15.10%	$56,527,367	$65.00	$84.73
2019	21	650,053	3.93%	$37,303,548	$57.39	$58.75		8	229,599	3.99%	$17,016,100	$74.11	$84.56
2020	42	2,300,812	13.91%	$124,992,120	$54.33	$75.72		6	166,996	2.90%	$8,620,528	$51.62	$67.88
Thereafter	99	4,888,749	29.55%	$241,392,255	$49.38	$57.58		15	489,585	8.50%	$29,217,261	$59.68	$66.82
	765	16,545,889	100.00%	$900,144,240	$54.40	$61.37		135	3,123,241	54.24%	$198,931,176	$63.69	$71.28

							(4)	2	2,634,670	45.76%	$104,501,052
								137	5,757,911	100.00%	$303,432,228

(1) Includes month to month holdover tenants that expired prior to 9/30/11.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

(4) Citigroup’s net lease at 388-390 Greenwich Street which expires in 2020, current net rent is $39.66/psf with annual CPI escalation.

ANNUAL LEASE EXPIRATIONS - Suburban Properties

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf

In 1st Quarter 2011 (1)	13	84,740	2.94%	$827,400	$9.76	$10.78	5	24,078	0.89%	$704,412	$29.26	$29.81
In 2nd Quarter 2011 (1)	1	5,021	0.17%	$159,924	$31.85	$33.19	—	—	—	—	—	—
In 3rd Quarter 2011 (1)	6	28,435	0.99%	$903,180	$31.76	$32.22	1	7,582	0.28%	$197,136	$26.00	$26.00
In 4th Quarter 2011	8	20,096	0.70%	$625,260	$31.11	$31.95	7	42,312	1.57%	$1,265,796	$29.92	$29.64

Total 2011	28	138,292	4.80%	$2,515,764	$18.19	$19.08	13	73,972	2.75%	$2,167,344	$29.30	$29.32

1st Quarter 2012	13	45,319	1.57%	$1,483,080	$32.73	$33.40	5	68,633	2.55%	$2,679,672	$39.04	$33.27
2nd Quarter 2012	10	35,302	1.23%	$1,261,344	$35.73	$35.71	6	77,185	2.87%	$2,620,788	$33.95	$32.58
3rd Quarter 2012	9	60,621	2.10%	$1,853,112	$30.57	$33.04	6	21,185	0.79%	$725,748	$34.26	$33.81
4th Quarter 2012	8	68,127	2.36%	$2,272,308	$33.35	$33.76	6	91,908	3.42%	$3,334,176	$36.28	$35.34

Total 2012	40	209,369	7.27%	$6,869,844	$32.81	$33.80	23	258,911	9.62%	$9,360,384	$36.15	$33.85

2013	37	384,725	13.35%	$13,294,440	$34.56	$31.43	22	88,744	3.30%	$2,891,496	$32.58	$30.20
2014	34	282,481	9.80%	$9,128,352	$32.31	$30.51	30	302,318	11.24%	$10,716,180	$35.45	$32.73
2015	33	285,884	9.92%	$9,366,792	$32.76	$31.47	21	140,862	5.24%	$4,389,756	$31.16	$32.47
2016	44	674,474	23.41%	$20,761,332	$30.78	$33.92	7	93,892	3.49%	$3,029,280	$32.26	$32.70
2017	9	75,032	2.60%	$2,320,464	$30.93	$30.73	7	63,196	2.35%	$2,421,312	$38.31	$32.99
2018	14	152,233	5.28%	$5,167,530	$33.94	$34.97	4	61,523	2.29%	$2,272,032	$36.93	$32.93
2019	10	246,870	8.57%	$7,416,876	$30.04	$30.38	6	38,432	1.43%	$1,383,792	$36.01	$34.62
2020	11	234,319	8.13%	$6,354,156	$27.12	$33.15	8	1,436,236	53.38%	$40,802,676	$28.41	$34.98
Thereafter	15	197,824	6.87%	$5,245,068	$26.51	$30.56	9	132,451	4.92%	$4,381,392	$33.08	$38.66
	275	2,881,503	100.00%	$88,440,618	$30.69	$31.67	150	2,690,537	100.00%	$83,815,644	$31.15	$34.18

(1) Includes month to month holdover tenants that expired prior to 9/30/11.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Manhattan

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable sf	at acquisition	9/30/2011	Price ($’s) (1)
1998 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	86.4	$78,000,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	94.2	$65,600,000
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	$32,000,000
				2,051,000			$175,600,000
1999 Acquisitions
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	$27,300,000
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.2	$66,700,000
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	$93,000,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—		99.2	$34,100,000
				1,611,000			$221,100,000
2000 Acquisitions
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	95.0	$192,000,000
				834,000			$192,000,000
2001 Acquisitions
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	86.1	$105,600,000

Acquisition of JV Interest
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	$126,500,000
				1,120,000			$232,100,000
2002 Acquisitions
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	100.0	$483,500,000
				1,750,000			$483,500,000
2003 Acquisitions
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	95.5	$265,000,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	$92,000,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	98.8	$60,900,000
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	$1,000,000,000
				4,410,000			$1,417,900,000
2004 Acquisitions
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	$67,000,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	97.1	$255,000,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	90.8	$225,000,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	94.6	$231,500,000
				2,555,000			$778,500,000
2005 Acquisitions
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	$105,000,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	99.8	$803,000,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	$115,000,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—		N/A	$91,200,000
				1,803,000			$1,114,200,000
2006 Acquisition
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	92.1	$210,000,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	84.2	$182,000,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—		90.8	$578,000,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	80.9	$285,000,000
				1,273,400			$1,520,000,000
2007 Acquisition
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	96.3	$3,679,530,000
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	96.9	$73,000,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	$520,000,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	90.2	$183,000,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	99.8	$1,000,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,575,000,000
				10,558,300			$7,030,530,000
2010 Acquisition
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	70.8	$181,600,000
May-10	600 Lexington Avenue - 55% JV	Fee Interest	Eastside	303,515	93.6	77.8	$193,000,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	94.0	$330,000,000
				1,955,260			$704,600,000
2011 Acquisition
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	92.1	$245,700,000
Apr-11	1515 Broadway - remaining 45%	Times Square	Fee Interest	1,750,000	98.5	100.0	$1,210,000,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	71.2	$85,570,000
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	78.2	$1,110,000,000
				3,634,158			$2,651,270,000

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Ownership interest from November 01 - May 08 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Suburban

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable sf	at acquisition	9/30/2011	Price ($’s) (1)
2007 Acquisition
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	87.0	$15,000,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, Westchester	145,000	96.6	N/A	$31,600,000
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	84.8	$490,750,000
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	80.5	$570,190,000
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	95.3	$210,000,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	47.7	$38,000,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	51.2	$56,000,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	89.9	$107,500,000
Aug-07	150 Grand Street	Fee Interest	White Plains, Westchester	85,000	52.9	18.3	$6,700,000
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	78.2	$111,500,000
				5,880,500			$1,637,240,000

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Suburban

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable sf	Price ($’s)	Price ($’s/SF)
2008 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, Westchester	311,000	$48,000,000	$154

2009 Sales
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	$230,000,000	$343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, Westchester	145,000	$20,767,307	$143
				815,000	$250,767,307

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Retail, Development & Land

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable sf	at acquisition	9/30/2011	Price ($’s) (1)

2005 Acquisition
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	100.0	$17,500,000
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	90.0	100.0	$13,250,000
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	23.7	$4,400,000
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Cast Iron/Soho	62,006	100.0	100.0	$19,750,000
				169,082			$139,900,000
2006 Acquisition
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	100.0	$30,000,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	79.4	$251,900,000
				160,550			$281,900,000
2007 Acquisition
Aug-07	180 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	24,300	85.2	—	$13,600,000
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	$225,000,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	$317,000,000
				24,300			$555,600,000
2008 Acquisition
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, NJ	278,000	—	32.1	$29,364,000
Feb-08	182 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	46,280	83.8	—	$30,000,000
				324,280			$59,364,362
2010 Acquisition
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, NY	21,900	100.0	100.0	$18,000,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	$10,800,000
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, NY	65,641	—	—	$4,000,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	100.0	$247,500,000
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	100.0	$352,000,000
Dec-10	292 Madison Avenue (2)	Fee Interest	Grand Central South	203,800	100.0	100.0	$78,300,000
				1,269,891			$710,600,000
2011 Acquisition
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	19.7	$500,000,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	59.7	$136,550,000
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	100.0	$66,250,000
				787,397			$702,800,000

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Retail, Development & Land

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable sf	Price ($’s)	Price ($’s/SF)
2011 Sales
Sep-11	1551-1555 Broadway	Fee Interest	Times Square	25,600	$276,757,000	$10,811

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Subject to long-term, third party net operating leases.

(3) Company sold a 10% JV interest in the property at an implied $276.8 million sales price.

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1999 - Manhattan

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable sf	Price ($’s)	Price ($’s/SF)

2000 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700,000	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	$31,500,000	$177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	$28,400,000	$140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	$60,000,000	$177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	$53,000,000	$135
				1,190,000	$184,600,000	$156
2001 Sales
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	$13,250,000	$326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	$233,900,000	$256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	$90,700,000	$233
Jul-01	110 E. 42nd Street	Fee Interest	Grand Central	69,700	$14,500,000	$208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	$126,500,000	$189
				2,082,323	$478,850,000	$242
2002 Sales
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	$53,100,000	$210
				253,000	$53,100,000	$210
2003 Sales
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	$66,000,000	$198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	$58,500,000	$229
Dec-03	321 W 44th Street	Fee Interest	Times Square	203,000	$35,000,000	$172
				791,000	$159,500,000	$202
2004 Sales
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	$318,500,000	$349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	$70,000,000	$167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	$160,000,000	$554
				1,621,000	$548,500,000	$338
2005 Sales
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	$60,500,000	$545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	$92,700,000	$350
				376,000	$153,200,000	$407
2006 Sales
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	$63,000,000	$423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	$97,500,000	$510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	$240,000,000	$522
				800,000	$400,500,000	$501
2007 Sales
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	$550,000,000	$602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	$61,500,000	$407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	$111,500,000	$616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	$273,000,000	$520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	$200,000,000	$749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	$140,000,000	$749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	$335,000,000	$659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	$157,000,000	$604
				2,992,000	$1,828,000,000	$611

2008 Sales
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	$160,000,000	$472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	$310,000,000	$463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	$274,000,000	$539
				1,517,000	$744,000,000	$490

2010 Sales
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	$1,280,000,000	$502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	$123,150,000	$422
				2,842,000	$1,403,150,000	$494

2011 Sales
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	$161,000,000	$448

(1) Company sold a 45% JV interest in the property at an implied $126.5 million sales price.

(2) Company sold a 75% JV interest in the property at an implied $318.5 million sales price.

(3) Company sold a 50% JV interest in the property at an implied $240.0 million sales price

(4) Company sold a 85% JV interest in the property at an implied $335.0 million sales price.

(5) Company sold a 15% JV interest in the property at an implied $274.0 million sales price.

(6) Company sold a 45% JV interest in the property at an implied $1.28 billion sales price.

Executive & Senior Management

Stephen L. Green

Chairman of the Board

Marc Holliday

Chief Executive Officer

Andrew Mathias

President

James Mead

Chief Financial Officer

Andrew S. Levine

Chief Legal Officer

Steven M. Durels

Executive Vice President, Director of Leasing and Real Property

Edward V. Piccinich

Executive Vice President, Property Management and Construction

Neil H. Kessner

Executive Vice President, General Counsel - Real Property

David M. Schonbraun

Co-Chief Investment Officer

Isaac Zion

Co-Chief Investment Officer

Matthew J. DiLiberto

Chief Accounting Officer

ANALYST COVERAGE

ANALYST COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(212) 449-6339	james_feldman@ml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	Ross.smotrich@barcap.com
Citigroup Smith Barney, Inc.	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Credit-Suisse	Andrew Rosivach	(415) 249-7942	andrew.rosivach@credit-suisse.com
Deutsche Bank	John Perry	(212) 250-4912	john.perry@db.com
FBR Capital Markets & Co.	Sri Nagarajan	(646) 885-5429	snagarajan@fbr.com
Goldman Sachs & Co.	Jonathan Habermann	(917) 343-4260	jonathan.habermann@gs.com
Green Street Advisors	Michael Knott	(949) 640-8780	mknott@greenstreetadvisors.com
ISI Group	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Steven Benyik	(212) 707-6348	sbenyik@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
Keefe, Bruyette & Woods	Sheila K. McGrath	212-887-7793	smcgrath@kbw.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@keybanccm.com
Macquarie Research Equities (USA)	Robert Stevenson	(212) 231-8068	rob.stevenson@macquarie.com
RBC Capital Markets	David B. Rodgers	(440) 715-2647	dave.rodgers@rbccm.com
Sandler O’Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
UBS Securities LLC	Ross T. Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wells Fargo Securities, LLC	Brendan Maiorana	(443) 263-6516	brendan.maiorana@wachovia.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup Inc.	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Merrill Lynch, Pierce, Fenner & Smith Inc.	Tom Truxillo	(980) 386-5212	thomas.c.truxillo_jr@baml.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

SUPPLEMENTAL DEFINITIONS

Adjusted EBITDA is calculated by adding income taxes, loan loss reserves and our share of joint venture depreciation and amortization to EBITDA.

Annualized rent is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage is adjusted EBITDA divided by total interest and principal payments.

Equity income / (loss) from affiliates are generally accounted for on a cost basis and realized gains and losses are included in current earnings. For investments in private companies, the Company periodically reviews its investments and management determines if the value of such investments have been permanently impaired. Permanent impairment losses for investments in public and private companies are included in current earnings.

Fixed charge is the total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage is adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) is defined as FFO plus non-real estate depreciation, 2% allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing cost, and recurring building improvements.

Funds from operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT in April 2002 as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring and sales of properties, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage is adjusted EBITDA divided by total interest expense.

Junior Mortgage Participations are subordinate interests in first mortgages.

Mezzanine Debt Loans are loans secured by ownership interests.

Percentage leased represents the percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Preferred Equity Investments are equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues.  Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs are non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth is the change in the NOI (excluding straight-line rents) of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties include all properties that were owned in the same manner during both the current and prior year reporting periods and excludes development properties prior to being stabilized for both the current and prior reporting period.

Second generation TIs and LCs are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization is calculated as SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures less JV partners’ share of debt.  Market equity assumes conversion of all OP units into common stock.

Total square feet owned represents 100% of the square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).